                                                                    EXHIBIT 10.2

                          THC RETIREMENT SAVINGS PLAN



                         Amended and Restated Effective
                                     as of

                                January 1, 1998

                               TABLE OF CONTENTS

                                                                        Page No.
                                                                        --------

INTRODUCTION                                                                   1

DEFINITIONS                                                                    2
     Section 1.1    ADJUSTMENT                                                 2
     Section 1.2    ANNUAL ADDITIONS                                           2
     Section 1.3    BENEFICIARY                                                2
     Section 1.4    BOARD                                                      2
     Section 1.5    BREAK(S)                                                   2
     Section 1.6    CODE                                                       3
     Section 1.7    COMMITTEE                                                  3
     Section 1.8    COMPANY                                                    3
     Section 1.9    COMPANY STOCK FUND                                         3
     Section 1.10   COMPENSATION                                               3
     Section 1.11   CONSTRUCTION                                               3
     Section 1.12   DEFINED BENEFIT PLAN                                       3
     Section 1.13   DEFINED CONTRIBUTION PLAN                                  3
     Section 1.14   EFFECTIVE DATE                                             3
     Section 1.15   EMPLOYEE                                                   3
     Section 1.16   EMPLOYER                                                   3
     Section 1.17   EMPLOYER CONTRIBUTIONS                                     4
     Section 1.18   ENTRY DATE                                                 4
     Section 1.19   ERISA                                                      4
     Section 1.20   FIDUCIARY                                                  4
     Section 1.21   [INTENTIONALLY LEFT BLANK]                                 4
     Section 1.22   HIGHLY COMPENSATED EMPLOYEE                                4
     Section 1.23   HOUR OF SERVICE                                            4
     Section 1.24   INDIVIDUAL ACCOUNT                                         6
     Section 1.25   INVESTMENT FUND                                            7
     Section 1.26   KEY EMPLOYEE                                               7
     Section 1.27   LIMITATION YEAR                                            7
     Section 1.28   MATCHING CONTRIBUTION ACCOUNT                              7
     Section 1.29   MATCHING CONTRIBUTIONS                                     7
     Section 1.30   NON-HIGHLY COMPENSATED EMPLOYEE                            8
     Section 1.31   NORMAL RETIREMENT DATE                                     8
     Section 1.32   PARTICIPANT                                                8
     Section 1.33   PERMISSIVE AGGREGATION GROUP                               8

     Section 1.34   PLAN                                                       8
     Section 1.35   PLAN YEAR                                                  8
     Section 1.36   [INTENTIONALLY LEFT BLANK]                                 8
     Section 1.37   [INTENTIONALLY LEFT BLANK]                                 8
     Section 1.38   [INTENTIONALLY LEFT BLANK]                                 8
     Section 1.39   PROFIT SHARING CONTRIBUTION ACCOUNT                        8
     Section 1.40   PROFIT SHARING CONTRIBUTIONS                               8
     Section 1.41   REQUIRED AGGREGATION GROUP                                 8
     Section 1.42   SALARY REDIRECTION                                         9
     Section 1.43   SALARY REDIRECTION ACCOUNT                                 9
     Section 1.44   SERVICE                                                    9
     Section 1.45   TOP HEAVY PLAN                                             9
     Section 1.46   [INTENTIONALLY LEFT BLANK]                                10
     Section 1.47   TRUST AGREEMENT                                           10
     Section 1.48   TRUST FUND                                                10
     Section 1.49   TRUSTEE                                                   10
     Section 1.50   VALUATION DATE                                            10

PARTICIPATION                                                                 11
     Section 2.1    ELIGIBILITY REQUIREMENTS                                  11
     Section 2.2    PLAN BINDING                                              11
     Section 2.3    BENEFICIARY DESIGNATION                                   11
     Section 2.4    NOTIFICATION OF INDIVIDUAL ACCOUNT BALANCE                11

CONTRIBUTIONS                                                                 12
     Section 3.1    PRE-TAX CONTRIBUTIONS                                     12
     Section 3.2    MATCHING CONTRIBUTIONS                                    12
     Section 3.3    PROFIT SHARING CONTRIBUTIONS                              12
     Section 3.4    NONDISCRIMINATION TEST FOR SALARY REDIRECTION             12
     Section 3.5    NONDISCRIMINATION TEST FOR OTHER CONTRIBUTIONS            15
     Section 3.6    MAXIMUM INDIVIDUAL DEFERRAL                               18
     Section 3.7    MISTAKE OF FACT                                           18
     Section 3.8    QUALIFIED NONELECTIVE CONTRIBUTIONS                       18
     Section 3.9    UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT
                    of 1994 ("USERRA")                                        19

ALLOCATION TO INDIVIDUAL ACCOUNTS                                             20
     Section 4.1    INDIVIDUAL ACCOUNTS                                       20
     Section 4.2    INVESTMENT OF ACCOUNTS                                    20
     Section 4.3    VALUATION OF ACCOUNTS                                     21

     Section 4.4    TRUSTEE AND COMMITTEE JUDGMENT CONTROLS                   23
     Section 4.5    MAXIMUM ADDITIONS                                         23
     Section 4.6    CORRECTIVE ADJUSTMENTS                                    24
     Section 4.7    DEFINED CONTRIBUTION AND DEFINED BENEFIT PLAN FRACTION    24

DISTRIBUTIONS                                                                 26
     Section 5.1    NORMAL RETIREMENT                                         26
     Section 5.2    LATE RETIREMENT                                           26
     Section 5.3    DEATH                                                     26
     Section 5.4    [INTENTIONALLY LEFT BLANK]                                26
     Section 5.5    TERMINATION OF EMPLOYMENT                                 26
     Section 5.6    COMMENCEMENT OF BENEFITS                                  27
     Section 5.7    METHODS OF PAYMENT                                        28
     Section 5.8    BENEFITS TO MINORS AND INCOMPETENTS                       29
     Section 5.9    UNCLAIMED BENEFITS                                        30
     Section 5.10   PARTICIPANT DIRECTED ROLLOVERS                            31
     Section 5.11   JOINT AND SURVIVOR OPTIONS                                31

WITHDRAWALS                                                                   37
     Section 6.1    HARDSHIP WITHDRAWAL                                       37
     Section 6.2    OTHER IN-SERVICE WITHDRAWALS                              38
     Section 6.3    PARTICIPANT LOANS                                         39

FUNDING                                                                       40
     Section 7.1    CONTRIBUTIONS                                             40
     Section 7.2    TRUSTEE                                                   40

FIDUCIARIES                                                                   41
     Section 8.1    GENERAL                                                   41
     Section 8.2    EMPLOYER                                                  41
     Section 8.3    TRUSTEE                                                   42
     Section 8.4    RETIREMENT COMMITTEE                                      42
     Section 8.5    CLAIMS PROCEDURES                                         43
     Section 8.6    RECORDS                                                   44

AMENDMENT AND TERMINATION OF THE PLAN                                         46
     Section 9.1    AMENDMENT OF THE PLAN                                     46
     Section 9.2    TERMINATION OF THE PLAN                                   46
     Section 9.3    RETURN OF CONTRIBUTIONS                                   46

MISCELLANEOUS                                                                 47
     Section 10.1   GOVERNING LAW                                             47
     Section 10.2   CONSTRUCTION                                              47
     Section 10.3   ADMINISTRATION EXPENSES                                   47
     Section 10.4   PARTICIPANT'S RIGHTS                                      47
     Section 10.5   NONASSIGNABILITY                                          47
     Section 10.6   MERGER, CONSOLIDATION OR TRANSFER                         48
     Section 10.7   COUNTERPARTS                                              48
     Section 10.8   ADMINISTRATIVE MISTAKE                                    48

TOP HEAVY PLAN PROVISIONS                                                     49
     Section 11.1   GENERAL                                                   49
     Section 11.2   MINIMUM CONTRIBUTION                                      49
     Section 11.3   SUPER TOP HEAVY PLAN                                      49
     Section 11.4   [INTENTIONALLY LEFT BLANK]                                50
     Section 11.5   COMPENSATION                                              50

PROVISIONS RELATED TO EMPLOYERS INCLUDED IN THE PLAN                          51
     Section 12.1   GENERAL                                                   51
     Section 12.2   SINGLE PLAN                                               51
     Section 12.3   VENCOR, INC. AS AGENT                                     51
     Section 12.4   WITHDRAWAL OF EMPLOYER                                    51
     Section 12.5   TERMINATION OF PARTICIPATION                              52

                                                                    04458.101486
                                                     F:\USERS\093\VENCOR\THC.RST
                                                                11/03/98  2:38PM


                                 INTRODUCTION


     Effective December 1, 1976, Community Psychiatric Centers and related companies, adopted a 401(k) plan and trust, which was later renamed the Transitional Hospitals Corporation Savings Plan and amended and restated effective December 1, 1992 and further amended various times ("Original Plan").

     Effective January 1, 1998, except as otherwise provided, the Employer desires to amend and restate the Original Plan in its entirety as the THC Retirement Savings Plan ("Plan"), and to fund such Plan via a Master Trust Agreement with other plans sponsored by members of the Vencor, Inc. affiliated companies as of October 6, 1998 (the trust created by the Original Plan is to remain in place until that date), as hereinafter set forth, in order to provide benefits for certain of its eligible employees.

     Effective January 1, 1998 participation in the Plan was frozen, and all contributions to the Plan ceased. The Plan is intended to correspond, as nearly as possible, to other retirement plans maintained by Vencor, Inc. and its related companies. a controlled group to which the Employers that participate in this Plan now belong.

     It is intended that this Plan, together with the Trust Agreement, meet all the pertinent requirements of the Internal Revenue Code of 1986, as amended ("Code") and the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and shall be interpreted, wherever possible, to comply with the terms of said laws, as amended, and all regulations and rulings issued thereunder. It is also intended that this Plan shall be a profit sharing plan under Code
Section 401(a).


ARTICLE 1

DEFINITIONS

Section 1.1 ADJUSTMENT means the net increases and decreases in the market value of the Trust Fund during a Plan Year or other period exclusive of any contribution or distribution during such year or other period. Such increases and decreases shall include such items as realized or unrealized investment gains and losses and investment income, and may include expenses of administering the Trust Fund and the Plan.

Section 1.2 ANNUAL ADDITIONS means for any Employee in any Plan Year, the sum of Employer Contributions, Salary Redirection and forfeitures allocated to the Employee's Individual Account. Amounts allocated to an individual medical account, as defined in Section 415(1) of the Code, which is part of a pension or annuity plan maintained by the Company are treated as Annual Additions to a Defined Contribution Plan. Also, amounts derived from contributions paid or accrued which are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee as required by Section 419(d) of the Code, maintained by the Company, are treated as Annual Additions to a Defined Contribution Plan.

Section 1.3 BENEFICIARY means any person designated by a Participant to receive such benefits as may become payable hereunder after the death of such Participant, provided, however, that a married Participant may not name as a Beneficiary someone other than the Participant's spouse unless the spouse consents in writing to such designation, which consent shall be acknowledged by a Plan representative or by a notary public.

Section 1.4 BOARD means the Board of Directors of Vencor, Inc. except as otherwise provided.

Section 1.5 BREAK(S) IN SERVICE means a Plan Year during which an Employee has been credited with fewer than 501 Hours of Service due to termination of employment. Solely to determine whether a Break in Service has occurred, an Employee who is absent from work for maternity or paternity reasons or on a military or Family and Medical Leave Act leave of absence shall receive credit for the Hours of Service which would otherwise have been credited to such Employee but for such absence, or in any case in which Hours of Service cannot be determined, eight Hours of Service per day of such absence. In no event will the number of Hours of Service credited to an Employee pursuant to the immediately preceding sentence exceed 501. For purposes of this Section, an absence from work for maternity or paternity reasons means an absence (1) by reason of the pregnancy of the Employee, (2) by reason of the birth of a child of the Employee, (3) by reason of the placement of a child with the Employee in connection with the adoption of such child by the Employee, or (4) for purposes of caring for such child for a period beginning immediately following such birth or placement. The Hours of Service credited under this paragraph shall be credited (1) in the Plan Year or other applicable computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (2) in all other cases, in the next following Plan Year or other applicable computation period.

Section 1.6    CODE means the Internal Revenue Code of 1986, as amended.

Section 1.7    COMMITTEE means the Retirement Committee provided for in Article
               8.

Section 1.8 COMPANY means Transitional Hospital Corporation and all of the legal entities which had Employees who made contributions to the Original Plan and which were part of the controlled group or affiliated service group with Transitional Hospital Corporation pursuant to the provisions of Code Sections 414(b), (c), (m) or
               (o) prior to Transitional Hospital Corporation's acquisition by Vencor, Inc.

Section 1.9 COMPANY STOCK FUND means the Investment Fund defined in Section 4.2(a)(5).

Section 1.10 COMPENSATION shall not be relevant to operation of the Plan on or after January 1, 1998, due to participation and contributions then being frozen.

Section 1.11 CONSTRUCTION . The words and phrases defined in this Article when used in this Plan with an initial capital letter shall have the meanings specified in this Article, unless a different meaning is clearly required by the context. Any words herein used in the masculine shall be read and construed in the feminine where they would so apply. Words in the singular shall be read and construed as though used in the plural in all cases where they would so apply.

Section 1.12   DEFINED BENEFIT PLAN means a plan established and qualified under
               Section 401 of the Code, except to the extent it is, or is treated as, a Defined Contribution Plan.

Section 1.13 DEFINED CONTRIBUTION PLAN means a plan which is established and qualified under Section 401 of the Code, which provides for an individual account for each participant therein and for benefits based solely on the amount contributed to each participant's account and any income, expenses, gains or losses (both realized and unrealized) which may be allocated to such account.

Section 1.14 EFFECTIVE DATE means December 1, 1976, the original effective date of the Plan. The effective date of this amended and restated Plan is January 1, 1998, except as otherwise provided.

Section 1.15 EMPLOYEE has the same meaning as given in the Original Plan. An Employee shall cease to be an Employee, and therefore be eligible for a distribution from this Plan, only as allowed by Section 401(k) of the Code and regulations thereunder.

Section 1.16 EMPLOYER means any Company whose employees became eligible to participate in the Plan prior to January 1, 1998.

Section 1.17 EMPLOYER CONTRIBUTIONS means Matching Contributions and Profit Sharing Contributions made to the Trust Fund by the Employer. Salary Redirection shall not be included in the term Employer Contribution when used in this Plan.

Section 1.18 ENTRY DATE has no meaning in this Plan on or after January 1, 1998.

Section 1.19 ERISA means the Employee Retirement Income Security Act of 1974, as amended.

Section 1.20 FIDUCIARY means the Employer, the Trustee, the Committee and any individual, corporation, firm or other entity which assumes, in accordance with Article 8, responsibilities of the Employer, the Trustee or the Committee respecting management of the Plan or the disposition of its assets.

Section 1.21   [INTENTIONALLY LEFT BLANK]

Section 1.22 HIGHLY COMPENSATED EMPLOYEE means any Employee of the Employer who (i) was a five percent owner of the Company during the current Plan Year or the preceding Plan Year, or (ii) during the preceding Plan Year, received Compensation from the Company in excess of $80,000 (as such amount may be adjusted from time to time by the Secretary of the Treasury) and, if the Employer elects, was in the top-paid group of employees for such Plan Year.

               The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of employees in the top-paid group and the Compensation that is considered, shall be made in accordance with section 414(q) of the Code and the regulations thereunder, taking into account, when appropriate, Code Section 410(b)(6)(C)'s acquisition transition rule which allows exclusion of certain Employees from consideration. The determination of Highly Compensated Employees shall be determined on a Company-wide basis and shall not be determined on an Employer by Employer or plan by plan basis.

Section 1.23 HOUR OF SERVICE means any hour for which an Employee is paid or entitled to payment by the Company during the Plan Year or other applicable computation period (1) for the performance of duties for the Company; (2) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated); and (3) as a result of a back pay award which has been agreed to or made by the Company, irrespective of mitigation of damages, to the extent that such hour has not been previously credited under item (1) or item (2) preceding.

               (a) The number of Hours of Service to be credited on account of a period of time during which no duties are performed (including hours resulting form a back pay award) shall be determined as follows. If the payment which is made or due is calculated on the basis of units of time, the number of Hours of Service to be credited shall be the number of regularly scheduled working hours included in the units of time on the basis of which the payment is calculated; if an Employee does not have a regular work schedule, the number of Hours of Service to be credited shall be calculated on the basis of an eight hour work day. If the payment which is made or due is not calculated on the basis of units of time, the number of Hours of Service to be credited shall be calculated by dividing the amount of the payment by the Employee's most recent hourly rate of compensation before the period during which no duties were performed, determined as follows:

                    (1) If the Employee's compensation is determined on the basis of an hourly rate, such hourly rate shall be the Employee's most recent hourly rate of compensation.

                    (2) If the Employee's compensation is determined on the basis of a fixed rate for a specified period of time other than hours, his hourly rate of compensation shall be his most recent rate of compensation for the specified period of time, divided by the number of hours regularly scheduled for the performance of duties during such period of time; if an Employee does not have a regular work schedule, his hourly rate of compensation shall be calculated on the basis of an eight hour work day.

                    (3) If the Employee's compensation is not determined on the basis of a fixed rate for a specified period of time, his hourly rate of compensation shall be the lowest hourly rate of compensation paid to Employees in his job classification, or, if no Employees in his job classification have an hourly rate of compensation, the minimum wage in effect under Section 6(a)(1) of the Fair Labor Standard Act of 1938, as amended.

               (b) In no event shall the application of the terms of Section 1.23(a) result in crediting an Employee with a number of Hours of Service during the period which is greater than the number of hours regularly scheduled for the performance of duties. If an Employee has no regular work schedule, the number of Hours of Service to be credited to him shall not exceed the number which would be credited calculated on the basis of an eight hour work day.

               (c) No Employee shall be credited with more than 501 Hours of Service as a result of the application of Section 1.23(a) for any single continuous period during which he performs no duties, regardless of whether such period extends beyond one Plan Year or other applicable computation period.

               (d) The Plan Year or other applicable computation period to which Hours of Service shall be credited shall be determined as follows:

                    (1) Except as hereinafter provided, Hours of Service credited in accordance with item (1) of the first paragraph of this Section shall be credited in the Plan Year or other applicable computation period in which the duties were performed.

                    (2) Except as hereinafter provided, Hours of Service credited in accordance with item (2) of the first paragraph of this Section shall be credited: if calculated on the basis of units of time, to the Plan Year or Plan Years or other applicable computation periods in which the period during which no duties are performed occurs, beginning with the first unit of time to which the payment relates; otherwise to the Plan Year or other applicable computation period in which the period during which no duties are performed occurs, provided that if the period during which no duties are performed extends beyond one (1) Plan Year or other applicable computation period, such Hours of Service shall be allocated between not more than the first two
                         (2) Plan Years or other applicable computation periods on any reasonable basis consistently applied.

                    (3) Except as hereinafter provided, Hours of Service credited in accordance with item (3) of the first paragraph of this Section shall be credited to the Plan Year or other applicable computation period to which the award or agreement for back pay pertains rather than to the Plan Year or other applicable computation period in which the award, agreement, or payment is made.

                    (4) Hours of Service to be credited to an Employee in connection with a period of no more than 31 days which extends beyond one Plan Year or other applicable computation period may be credited to the first or the second Plan Year or other applicable computation period, provided that such crediting is done on a reasonable and nondiscriminatory basis.

               (e) Nothing in this Section shall be construed to alter, amend, modify, invalidate, impair or supersede any law of the United States or any rule or regulation issued under any such law, including but not limited to laws regarding eligibility and benefit accrual during and after a military leave of absence. The nature and extent of any credit for Hours of Service under this Section shall be determined under such law including Department of Labor regulation
                    Section 2530.200b-2.

Section 1.24 INDIVIDUAL ACCOUNT means the detailed record kept of the amounts credited or charged to each Participant in accordance with the terms hereof. Such Individual Account is comprised of the following accounts if any contributions have been made to those accounts: a Profit Sharing Contribution Account, a Salary Redirection Account (formerly, Pre-tax Account), an After-tax Account, a Rollover Account, and a Matching Contribution Account. After-Tax Account and Rollover Account shall have the meanings given those terms in the Original Plan

Section 1.25   INVESTMENT FUND means an investment fund established pursuant to
               Section 4.2.

Section 1.26 KEY EMPLOYEE shall mean any Employee, former Employee or beneficiary thereof in an Internal Revenue Service qualified plan adopted by the Company who at any time during the Plan Year or any of the four preceding Plan Years is

               (a) an officer of the Company having an annual compensation from the Company during the Plan Year greater than 50% of the amount in effect under Code Section 415(b)(1)(A) for the calendar year in which such Plan Year ends;

               (b) one of the 10 Employees having an annual compensation from the Company for a Plan Year of more than the limitation in effect under Code Section 415(c)(1)(A) for the calendar year in which such Plan Year ends and owning (or considered as owning within the meaning of Code Section 318) both more than a 1/2% interest, and the largest interest in the Company;

               (c)  a five percent owner of the Company; or

               (d) a one percent owner of the Company having an annual compensation from the Company for a Plan Year of more than $150,000.

               (e) For purposes of this Section, compensation mean compensation as defined in Code Section 415.

               (f)  This definition shall be interpreted consistent with Code
                    Section 415 and rules and regulations issued thereunder. Further, such law and regulations shall be controlling in all determinations under this definition, inclusive of any provisions and requirements stated thereunder but hereinabove absent.

Section 1.27 LIMITATION YEAR means the 12 month period beginning on January 1 and ending on December 31.

Section 1.28 MATCHING CONTRIBUTION ACCOUNT means that portion of a Participant's Individual Account attributable to (i) Matching Contributions allocated to such Participant prior to January 1, 1998 and (ii) the Participant's proportionate share, attributable to his Matching Contribution Account, of the Adjustments, reduced by any distributions from such Account.

Section 1.29 MATCHING CONTRIBUTIONS means contributions made to the Trust Fund by the Employer to match Salary Redirection Contributions.

Section 1.30 NON-HIGHLY COMPENSATED EMPLOYEE means, for any Plan Year, a Participant who is not a Highly Compensated Employee.

Section 1.31 NORMAL RETIREMENT DATE means the first day of the month coincident with or next following the Participant's attainment of age 59 1/2. The Normal Retirement Age shall be age 59 1/2.

Section 1.32 PARTICIPANT means any Employee who became a Participant as provided in the Original Plan and whose Individual Account has not been distributed in full.

Section 1.33 PERMISSIVE AGGREGATION GROUP means the Required Aggregation Group and each other plan or plans of the Company that are not required to be included in the Required Aggregation Group, and which, if treated as being part of such group, would not cause such group to fail to meet the requirements of Code Sections 401(a) and 410.

Section 1.34   PLAN means the THC Retirement Savings Plan.

Section 1.35 PLAN YEAR means the 12 month period beginning on January 1 and ending on December 31.

Section 1.36   [INTENTIONALLY LEFT BLANK]

Section 1.37   [INTENTIONALLY LEFT BLANK]

Section 1.38   [INTENTIONALLY LEFT BLANK]

Section 1.39 PROFIT SHARING CONTRIBUTION ACCOUNT means that portion of a Participant's Individual Account attributable to (i) Profit Sharing Contributions (if any) allocated to such Participant pursuant to the Original Plan, and (ii) the Participant's proportionate share attributable to his Profit Sharing Contribution Account, of the Adjustments, reduced by any distributions from such Account.

Section 1.40 PROFIT SHARING CONTRIBUTIONS mean contributions made to the Trust Fund by the Employer pursuant to the Original Plan.

Section 1.41   REQUIRED AGGREGATION GROUP means

               (1) each plan of the Company in which a Key Employee is a participant; and

               (2) each other plan of the Company which enables any plan in subsection (1) to meet the requirements of Code Sections 401(a)(4) or 410, and

               (3) each terminated plan maintained by the Company within the last five years ending on the determination date for the Plan Year in question and which, but for the fact that it terminated, would be part of a Required Aggregation Group for such Plan Year.

Section 1.42 SALARY REDIRECTION means contributions made to the Trust Fund by the Employer pursuant to the Original Plan based on Participant elections to defer.

Section 1.43 SALARY REDIRECTION ACCOUNT means that portion of a Participant's Individual Account attributable to (i) Salary Redirection amounts made on his behalf pursuant to the Original Plan, and (ii) the Participant's proportionate share, attributable to his Salary Redirection Account, of the Adjustments, reduced by any distributions or withdrawals from such Account.

Section 1.44 SERVICE has no meaning now that eligibility in the Plan is frozen and all Participants as of December 31, 1998 are 100% in their Individual Accounts, except with respect to a Participant who received a distribution of the vested portion of his Individual Account and is rehired within the time prescribed by Section 5.5(c), in which case the restoration provisions of that Section shall control.

Section 1.45 TOP HEAVY PLAN means any plan under which, as of any determination date (the last day of the preceding Plan Year), the present value of the cumulative accrued benefits under the plan for Key Employees exceeds 60% of the present value of cumulative accrued benefits under the Plan for all Employees. For purposes of this definition the following provisions shall apply:

               (a) If such plan is a Defined Contribution Plan, the present value of cumulative accrued benefits shall be deemed to be the market value of all Employee accounts under the plan, other than voluntary deductible Employee contributions. If such plan is a Defined Benefit Plan, the present value of cumulative accrued benefits shall be the lump sum present value determined pursuant to the plan. Moreover, the present value of the cumulative accrued benefits shall be increased by the amount of all Plan distributions made with respect to a current or former employee during the five year period ending on the determination date, including distributions under a terminated plan which, if it had not been terminated, would have been required to be included in a Required Aggregation Group.

               (b) A plan shall be considered to be a Top Heavy Plan for any Plan Year if, on the last day of the preceding Plan Year, the above rules were met. For the first Plan Year that the Plan shall be in effect, the determination of whether the Plan is a Top Heavy Plan shall be made as of the last day of such Plan Year.

               (c) Each plan of the Company required to be included in a Required Aggregation Group shall be treated as a Top Heavy Plan if such group is a top heavy group.

               (d) With regard to a Participant or former Participant who (i) has not performed any service for the Company at any time during the five year period ending on the determination date, or (ii) was formerly a Key

                    Employee, but who is not a Key Employee on the determination date, the present value of the cumulative Accrued Benefit for such Participant or former Participant shall not be taken into account for the purposes of determining whether this Plan is a Top Heavy Plan.

               (e)  This definition shall be interpreted consistent with Code
                    Section 416 and rules and regulations issued thereunder. Further, such law and regulation shall be controlling in all determinations under this definition inclusive of any provisions and requirements stated thereunder but hereinabove absent.

Section 1.46   [INTENTIONALLY LEFT BLANK]

Section 1.47 TRUST AGREEMENT means the agreement entered into between Vencor, Inc. and the Master Trustee pursuant to Article 7 hereof.

Section 1.48   TRUST FUND means the trust fund created in accordance with
               Article 7 hereof.

Section 1.49 TRUSTEE means such individual or corporation as shall be designated in the Trust Agreement to hold in trust any assets of the plan for the purpose of providing benefits under the Plan, and shall include any successor trustee designated thereunder.

Section 1.50 VALUATION DATE means each date on which the U.S. securities trading markets are open on or after October 6, 1998. As of each Valuation Date the Trust Fund shall be valued at fair market value.

ARTICLE 2

PARTICIPATION

Section 2.1    ELIGIBILITY REQUIREMENTS

               Effective January 1, 1998, no new Employees shall become eligible to participate in this Plan.

Section 2.2    PLAN BINDING

               A Participant shall be bound by the terms of this Plan and the Trust Agreement, including all amendments to the Plan and the Trust Agreement made in the manner herein authorized.

Section 2.3    BENEFICIARY DESIGNATION

               Upon commencing participation, each Participant shall designate a Beneficiary on forms furnished by the Committee. Such Participant may then from time to time change his Beneficiary designation by written notice to the Committee and, upon such change, the rights of all previously designated Beneficiaries to receive any benefits under this Plan shall cease. A married Participant may not name as a Beneficiary someone other than the Participant's spouse unless the spouse consents in writing to such other designation, which consent shall be acknowledged by a Plan representative or by a notary public. The consent of the spouse must be limited to a specific Beneficiary and must be obtained each time the Beneficiary is changed. If, at the time of a Participant's death while benefits are still outstanding, his named Beneficiary does not survive him, the benefits shall be paid to his named contingent Beneficiary. If a deceased Participant is not survived by either a named Beneficiary or contingent Beneficiary (or if no Beneficiary was effectively named), the benefits shall be paid in a single sum to the person or in equal parts to the persons in the first of the following classes of successive preference beneficiaries then surviving: the Participant's (i) surviving spouse, unless the spouse disclaims the benefit, (ii) natural and adopted children, (iii) parents, (iv) brothers and sisters, (v) estate. If the Beneficiary or contingent Beneficiary is living at the death of the Participant, but such person dies prior to receiving the entire death benefit, the remaining portion of such death benefits shall be paid in a single sum to the estate of such deceased Beneficiary or contingent Beneficiary.

Section 2.4    NOTIFICATION OF INDIVIDUAL ACCOUNT BALANCE

               After the end of each calendar quarter, or more frequently as determined by the Committee, the Committee shall notify each Participant of the amount of his share in the Adjustments for the period just completed, and the new balance of his Individual Account.

ARTICLE 3

CONTRIBUTIONS

Section 3.1    PRE-TAX CONTRIBUTIONS

               A Participant may have, prior to January 1, 1998, elected to have Salary Redirection (formerly called Pre-Tax Contributions) made on his behalf by agreeing to salary reduction contributions from cash wages payable. After-tax contributions have not been allowed since prior to December 1, 1992.

Section 3.2    MATCHING CONTRIBUTIONS

               No Matching Contributions shall be made on or after January 1, 1998, except with respect to Salary Redirection deposited for prior periods.

Section 3.3    PROFIT SHARING CONTRIBUTIONS

               No Profit Sharing Contributions may be made for periods beginning on or after January 1, 1998.

Section 3.4    NONDISCRIMINATION TEST FOR SALARY REDIRECTION

               Effective January, 1997:

               (a) Periodically as determined by the Committee, the Employer shall check the actual deferral percentages against the tests identified below.

               (b) The term "eligible Participants," for purposes of this Section shall mean all Participants under this Plan who are eligible to make Salary Redirection contributions during the Plan Year for which the tests are being made.

               (c) The term "actual deferral percentage," means the average of the percentages (calculated separately for each eligible Participant) of Salary Redirection and Qualified Nonelective Contributions on behalf of each eligible Participant divided by the compensation of the eligible Participant.

               (d) The term "compensation" for purposes of this Section shall include Compensation is defined in Treasury Regulations
                    (S)1.414(s)-1T(c)(1) and

                    (2) as modified by Treasury Regulation (S)1.414(s)-1T(c)(4), applied uniformly to all employees for any Plan Year or portion thereof during which they are eligible to participate. Compensation for purposes of this Section shall be limited pursuant to Code Section 401(a)(17).

               (e) Only one of the following two tests need be satisfied not to have a reduction in Salary Redirection.

                    Test I - The actual deferral percentage for the current Plan Year of the group of Highly Compensated Employees is not more than the actual deferral percentage for the preceding Plan Year of all Non-Highly Compensated Employees, multiplied by 1.25.

                    Test II -   The excess of the actual deferral percentage for
                                the current Plan Year of the group of Highly
                                Compensate Employees over the actual deferral percentage for the preceding Plan Year of all Non-Highly Compensated Employees is not more than two percentage points, and the actual deferral percentage for the current Plan Year of the group of Highly Compensated Employees is not more than the actual deferral percentage for the preceding Plan Year of all Non-Highly
                                Compensated Employees, multiplied by two. If
                                Test II in Subsection 3.5(e) is used in testing other contributions pursuant to that Section, Test II under this Section shall be limited as provided for in Code Section 401(m)(9) and the regulations issued by the Secretary of the Treasury of notices issued by the Internal
                                Revenue Service. If a multiple use of Test II occurs, such multiple use shall be corrected by reducing either the actual deferral percentage or actual contribution percentage of the Highly
                                Compensated Employee in an amount calculated in the manner provided in Section 3.4(f) or Section
                                3.5(f).

                    Notwithstanding the above, the Committee may elect to perform the tests using the Average Actual Deferral Percentage for the current Plan Year for Participants who are Non-Highly Compensated Employees for the current Plan Year rather than using prior Plan Year data, provided that if such election is made for the 1998 or a later Plan Year, the test must continue to be performed based on current Plan Year data until the election is changed in a manner prescribed by the Secretary of the

                    Treasury. Unless the Committee elects to use current Plan Year data, the Participants taken into account in determining the prior Plan Year's Average Actual Deferral Percentage for Non-Highly Compensated Employees are those individuals who were Non-Highly Compensated Employees during the preceding Plan Year, without regard to the Participants' status during the current Plan Year (i.e., a Participant who was a Non-Highly Compensated Employee for the preceding Plan Year is included in the calculation as a Non-Highly Compensated Employee even if the Participant is no longer employed by the Employer or has become a Highly Compensated Employee for the current Plan Year). For the 1997 Plan Year, the determination of who was a Non-Highly Compensated Employee for the 1996 Plan Year shall be made using the definition of Non-Highly Compensated Employee in effect prior to this restatement.

                    For purposes of these tests, the actual deferral percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Salary Redirection allocated to his accounts under two or more arrangements described in Code Section 401(k) that are maintained by the Company, shall be determined as if such Salary Redirection were made under a single arrangement.

               (f) If neither Test I nor Test II is initially satisfied for any Plan Year, the Plan shall nevertheless be deemed to comply with the requirements of Section 401(k)(3)(A)(ii) of the Code for such Plan Year if, before the last day of the following Plan Year, the amount of any excess contribution (and any income thereon) is distributed to Participants who are Highly Compensated Employees. The amount to be returned shall be determined as follows:

                    [i] Calculate the dollar amount that would be returned to each Highly Compensated Employee if the Average Deferral Percentage of Highly Compensated Employees were reduced by returning Salary Redirection contributions to such Participants, beginning with those Highly Compensated Employees' with the highest Actual Deferral Percentage and only to the extent necessary to meet either test above.

                    [ii] Determine the total of the dollar amounts calculated in Step [i], and return that amount to Highly Compensated Employees in accordance with Steps [iii] and [iv] below by distributing Salary Redirection contributions as Excess Contributions. Excess

                            Contributions, adjusted for any income or loss allocable thereto, may be distributed before the end of the following Plan Year to Participants on whose behalf such Excess Contributions were made for such preceding Plan Year. Excess Contributions shall be adjusted for income or loss, and the income or loss allocable to Excess Contributions shall be determined by multiplying the income or loss allocable to the Participant's Salary Redirection contributions for the Plan Year by a fraction, the numerator of which is the Excess Contribution on behalf of the Participant for the preceding Plan Year and the denominator of which is the value of the Participant's Salary Redirection Account on the last day of the preceding Plan Year.

                    [iii] Reduce the Salary Redirection contributions of the Highly Compensated Employee with the highest dollar amount of Salary Redirection contributions by the amount required to cause that Highly Compensated Employee's Salary Redirection contributions to equal the dollar amount of the Salary Redirection contributions of the Highly Compensated Employee with the next highest dollar amount of Salary Redirection Contributions. However, if a lesser reduction would equal the total remaining excess contributions to be distributed, the lesser reduction amount is distributed.

                    [iv] If the total amount distributed is less than the total excess contributions from Step [ii], Step [iii] is repeated.

                    If it is necessary to reduce the matched Salary Redirection, the Participant shall nevertheless receive from the Plan a distribution equal to the vested portion of the Employer Matching Contribution plus any income thereon that would have been allocated to him had such reduction in contribution not been necessary. Any remaining portion of the Matching Contribution shall be forfeited in accordance with the provisions of Section 5.5.

Section 3.5    NONDISCRIMINATION TEST FOR OTHER CONTRIBUTIONS

               Effective January, 1997:

               (a) Periodically as determined by the Committee, the Employer shall check the actual contribution percentages against the tests identified below.

               (b) The term "eligible Participants," for purposes of this Section, shall mean all Participants under this Plan who are eligible to make Salary Redirection contributions, and receive Matching Contributions during the Plan Year for which the tests are being made.

               (c) The term "actual contribution percentage," means the average of the following percentages (calculated separately for each eligible Participant): Matching Contributions (and Salary Redirection to the extent elected by the Employer and permitted by Regulations under Code Section 401(m)) on behalf of each eligible Participant divided by compensation of the eligible Participant.

               (d) The term "compensation" for purposes of this Section shall include compensation as defined in Treasury Regulations
                    (S)1.414(s)-1T(c)(1) and (2) as modified by Treasury Regulation (S)1.414(s)-1T(c)(4), applied uniformly to all employees for any plan year or portion thereof during which they are eligible to participate. Compensation for purposes of this Section shall be limited pursuant to Code Section 401(a)(17).

               (e) Only one of the following two test need be satisfied not to have a reduction in contribution tested pursuant to this Section.

                    Test I - The actual contribution percentage for the current Plan Year of the group of Highly Compensated Employees is not more than the actual contribution percentage for the preceding Plan Year of all Non-Highly Compensated Employees, multiplied by 1.25.

                    Test II -   The excess of the actual contribution percentage
                                for the current Plan Year of the group of Highly
                                Compensated Employees over the actual
                                contribution percentage for the preceding Plan
                                Year of all Non-Highly Compensated Employees is not more than two percentage points, and the actual contribution percentage for the current
                                Plan Year of the group of Highly Compensated
                                Employees is not more than the actual
                                contribution percentage for the preceding Plan
                                Year of all Non-Highly Compensated Employees, multiplied by two. If Test II in Subsection
                                3.4(e) is used in testing Salary Redirection pursuant to that Section, Test II under this Section shall be limited as provided for in Code
                                Section 401(m)(9) and the regulations issued by the

                                Secretary of the Treasury of notices issued by the Internal Revenue Service. If a multiple use of Test II occurs, such multiple use shall be corrected by reducing either the actual deferral percentage or actual contribution percentage of the Highly Compensated Employee in an amount calculated in the manner provided in Section 3.4(f) or Section 3.5(f).

                    Notwithstanding the above, the Committee may elect to perform the tests using the Average Contribution Percentage for the current Plan Year for Participants who are Non-Highly Compensated Employees for the current Plan Year rather than using prior Plan Year data, provided that if such election is made for the 1998 or a later Plan Year, the test must continue to be performed based on current Plan Year data until the election is changed in a manner prescribed by the Secretary of the Treasury. Unless the Committee elects to use current Plan Year data, the Participants taken into account in determining the prior Plan Year's Average Contribution Percentage for Non-Highly Compensated Employees are those individuals who were Non-Highly Compensated Employees during the preceding Plan Year, without regard to the Participants' status during the current Plan Year (i.e., a Participant who was a Non-Highly Compensated Employee for the preceding Plan Year is included in the calculation as a Non-Highly Compensated Employee even if the Participant is no longer employed by the Employer or has become a Highly Compensated Employee for the current Plan Year). For the 1997 Plan Year, the determination of who was a Non-Highly Compensated Employee for the 1996 Plan Year shall be made using the definition of Non-Highly Compensated Employee in effect prior to this restatement.

                    For purposes of these tests, the actual contribution percentage for any Participant who is a Highly Compensated Employee for the Plan Year and who is eligible to have Matching Contributions allocated to his accounts under two or more arrangements described in Code Section 401(k) that are maintained by the Company, shall be determined as if such Matching Contributions were made under a single arrangement.

               (f) If neither Test I nor Test II is initially satisfied for any Plan Year, the Plan shall nevertheless be deemed to comply with the requirements of Section 401(m) of the Code for such Plan Year if, before the last day of the following Plan Year, the amount of any excess contribution (and any income thereon) is distributed to Participants who are Highly

                    Compensated Employees or if forfeitable, is forfeited. The amount to be reduced shall be determined as follows:

                    [i] Calculate the dollar amount by which each Highly Compensated Employee's Employer Matching contributions must be reduced to pass wither test, beginning with those Highly Compensated Employees with the highest Contribution Percentage and only to the extent necessary to meet either test above.

                    [ii] Determine the total of the dollar amounts calculated in Step [i], and reduce Highly Compensated Employees' Employer Matching contributions in accordance with Steps [iii] and [iv] below.

                    [iii] Reduce the Employer Matching contributions of the Highly Compensated Employee with the highest dollar amount of Employer Matching contributions by the amount required to cause that Highly Compensated Employee's Employer Matching contributions to equal the dollar amount of the Employer Matching contributions of the Highly Compensated Employee with the next highest dollar amount of Employer Matching contributions. However, if a lesser reduction would equal the total remaining excess contributions to be distributed, the lesser reduction amount is distributed.

                    [iv] If the total amount distributed is less than the total excess contributions from Step [ii], Step [iii] is repeated.

                    If it is necessary to reduce the Employer Matching Contribution, the Participant shall nevertheless receive from the Plan a distribution equal to the vested portion of the Employer Matching Contribution plus any income thereon that would have been allocated to him had such reduction in contribution not been necessary. Any remaining portion of the Matching Contribution shall be forfeited in accordance with the provisions of Section 5.5.

               (g) This Section shall be governed by Code Section 401(m) and any rules or regulations issued pursuant thereto, which may include coordination and/or combination with allocations subject to Section 401(k) in accordance with Treasury Regulation Section 1.401(m)-2.

Section 3.6    MAXIMUM INDIVIDUAL DEFERRAL

               A Participant shall not be permitted to have his Employer redirect an amount in excess of $9,500 in any calendar year pursuant to the provisions of Section 3.1, including contributions to any other plan of the Company which are made pursuant to Code Section 402(a)(8). The $9,500 limitation shall be adjusted in accordance with cost-of-living adjustments made by the Secretary of the Treasury pursuant to Code Section 402(g)(5). If any amount is redirected pursuant to Section 3.1 in excess of this limit (as adjusted), or if a Participant notifies the Committee, in writing, by March 1 following the close of the taxable year of the amount contributed in excess of this limit (as adjusted) to all plans pursuant to Code Section 402(a)(8), such amount shall be deemed an "excess deferral" and the Committee shall direct the Trustee to distribute to the Participant (not later than the April 15 following the calendar year in which the excess deferral was made) the amount of the excess deferral plus any income allocable to such amount.

Section 3.7    MISTAKE OF FACT

               If due to a mistake of fact, Employer Contributions to the Trust Fund for any Plan Year exceed the amount intended to be contributed, notwithstanding any provision to the contrary, the Employer, as soon as such mistake of fact is discovered, shall notify the Trustee. The Employer shall direct that the Trustee return such excess to the Employer, provided such return is made within one year of the date on which the Employer made the contribution.

Section 3.8    QUALIFIED NONELECTIVE CONTRIBUTIONS

               The Employer may, as of the end of any calendar quarter, up to and including the calendar quarter ending December 31, 1997, make a Qualified Nonelective Contribution to the Trust Fund on behalf of any Participant. Such Qualified Nonelective Contributions shall be added to the Salary Redirection Accounts of those Participants and shall be 100% vested when made, subject to the same distribution rules as Salary Redirection Contributions, and shall be tested for nondiscrimination as Salary Redirection Contributions in accordance with the provisions of Section 3.4.

Section 3.9 UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994 ("USERRA")

               Effective December 12, 1994, notwithstanding any provision of this Plan to the contrary, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

               Section 414(u) generally provides that an employer maintaining a plan shall be treated as meeting the requirements of USERRA only if an employee reemployed under USERRA is treated as not having incurred a break in service because of the period of military service, the employee's military service is treated as service with the employer for vesting and benefit accrual purposes, the employee is permitted to make additional elective deferrals and employee contributions in an amount not exceeding the maximum amount the employee would have been permitted or required to contribute during the period of military service if the employee had actually been employed by the employer during that period ("make-up contributions"), and the employee is entitled to any accrued benefits that are contingent on employee contributions or elective deferrals to the extent the employee pays the contributions or elective deferrals to the plan. Make-up contributions must be permitted during the period that begins on the date of reemployment and continues for five years or, if less, three times the period of military service. With respect to make-up contributions, the employer must make matching contributions that would have been required if the make-up contributions had actually been made during the period of military service.

               Section 414(u) provides that an employee is treated as receiving compensation from the employer during the period of military service equal to the compensation the employee otherwise would have received from the employer during that period, or, if the compensation the employee otherwise would have received is not reasonably certain, the employee's average compensation from the employer during the period immediately preceding the period of military service. For purpose of (S) 414(u), USERRA is not treated as requiring the crediting of earnings to an employee with respect to any contribution before the contribution is actually made or requiring any allocation of forfeitures to the employee for the period of military service.

               Section 414(u) generally provides that a contribution that is made by an employer or employee to an individual account plan or by an employee to a contributory defined benefit plan, and that is required under USERRA, is taken into account for purposes of the limitations of (S) 402(g), 402(h), 403(b), 404(a), 404(h),
               408, 415 or 457 in the year to which the contribution relates, not the year in which the contribution is made. In addition, (S) 414(u) provides that a plan is not treated as failing to meet the requirements of (S) 401(a)(4), 401(a)(26), 401(k)(3), 401(k)(11), 401(k)(12), 401(m),
               403(b)(12), 408(k)(3), 408(k)(6), 408(p), 410(b), or 416 because of the contribution (or the right to make the contribution).

ARTICLE 4

ALLOCATION TO INDIVIDUAL ACCOUNTS

Section 4.1    INDIVIDUAL ACCOUNTS

               The Committee shall establish and maintain an Individual Account in the name of each Participant to which the Committee shall credit all amounts allocated to each such Participant pursuant to
               Article 3 and the following Sections of this Article.

Section 4.2    INVESTMENT OF ACCOUNTS

               (a) Effective October 6, 1998, there shall be established the following Investment Funds within the Trust Fund:

                    (1) INTEREST INCOME - A fund generally invested in investment contracts with banks and insurance companies to generate interest income returns above the rates earned by money market funds, while generally maintaining a stable principal value. This fund may also be referred to as the Stable Value Fund.

                    (2) BALANCED FUND - A fund consisting of both fixed income obligations of the United States Government and its agencies and of companies other than Vencor, Inc. to provide protection of principal consistent with an attractive rate of return, and equity investments other than the common stock of Vencor, Inc.

                    (3) GROWTH FUND - A fund consisting primarily of common stocks with an objective of capital growth over both the intermediate and long-term.

                    (4) AGGRESSIVE GROWTH FUND - a fund consisting primarily of common stocks of companies that are early in their life cycle and which have the potential to grow significantly, with the objective to provide long term capital appreciation without regard to current income.

                    (5) COMPANY STOCK FUND - a fund consisting primarily of shares of common stock of Vencor, Inc. and dividends and distributions attributable to said common stock, plus temporary investments held pending purchase of additional shares of common stock of Vencor, Inc.

               (b) Each Participant shall have the right to direct the Committee to invest the cumulative balance in his Individual Account attributable to Salary Redirection, Prior Plan Salary Redirection Contributions, Prior Plan Employer Contributions and current Salary Redirection in increments of 10% (25% if elections made prior to January 1, 1997, in which case they continue until a change is made by the Participant) in the Investment Funds provided in Section 4.2(a). Such direction shall be effected as soon as practicable after the end of the month, provided the Participant gives the direction by identity-secured telephonic instructions (or in writing if telephonic instructions are impracticable) no later than the 15th day of the month. Neither the Trustee nor any other Fiduciary shall be responsible for investment losses resulting from a Participant's exercise of investment discretion, in accordance with ERISA Section 404(c).

               (c) A Participant who does not make any election under this Section shall have investments formerly in investment funds which contain any stocks (other than solely Company Stock) transferred to the Balanced Fund, and those formerly in investment funds invested solely in bonds or other fixed income securities or guaranteed certificate funds transferred to the Interest Income Fund, subject to further redirection by the Participant in accordance with the Plan.

Section 4.3    VALUATION OF ACCOUNTS

               (a) INDIVIDUAL ACCOUNT. Effective October 6, 1998, as of each Valuation Date, the Committee shall determine the fair market value of the Individual Account of each Participant for each Investment Fund in which the Individual Account is invested as follows:

                    (1) The value of the Individual Account of each Participant as of the last Valuation Date;

                    (2) Minus the amount of any withdrawals and distributions made from such account since the last Valuation Date;

                    (3) Plus any contributions to the Participant's Salary Redirection Account since the last Valuation Date;

                    (4) Plus any allocation to the Participant's Matching Contribution Account since the last Valuation Date;

                    (5) Plus any allocation to the Participant's Profit Sharing Account since the last Valuation Date;

                    (6) Plus the Individual Account's proportionate share of any investment earnings allocated to each Investment Fund held within the Individual Account since the last Valuation Date;

                    (7) Minus the Individual Account's proportionate share of any investment losses allocated to each Investment Fund held within the Individual Account since the last Valuation Date.

               (b) INVESTMENT EARNINGS OR LOSSES. The investment earnings (or losses, if such computation is negative) from the Investment Funds shall mean the difference between the unit price of any Investment Fund (other than the Company Stock Fund) from one business day to the next, and any net gain or loss on non-mutual fund investments in an Investment Fund, as reflected by interest payments, dividends, realized and unrealized gains and losses on securities, other investment transactions and expenses paid from the fund.

               (c) ALLOCATION OF INVESTMENT EARNINGS OR LOSSES. Except as provided in Section 4.3(e), the investment earnings or losses from the Trust Fund shall be allocated to the Individual Account of each Participant invested in the respective Investment Fund in the ratio of "A" divided by "B" where "A" is an amount determined pursuant to Section 4.3(d) for the portion of the Individual Account of each Participant invested in the respective Investment Fund and "B" is an amount determined pursuant to Section 4.3(d) for the portion of the Individual Account of all Participants invested in the respective Investment Fund.

               (d) DETERMINATION OF RATIO. For purposes of determining the ratio is Section 4.3(c), the amounts shall be determined as follows:

                    (1) the value of the portion of such Individual Account(s) in the Investment Fund as of the last Valuation Date;

                    (2) Minus withdrawals and benefit payments to or on behalf of Participants from the portion of such Individual Account(s) in the Investment Fund since the last Valuation Date.

               (e) COMPANY STOCK FUND. As of each Valuation Date with respect to the portion of a Participant's Individual Account invested in the Company Stock Fund: (i) dividends paid since the preceding Valuation Date on the number of shares of Vencor, Inc. common stock held in the Participant's Individual Account invested in the Company Stock Fund as of the preceding Valuation Date (as adjusted for any distributions or withdrawals since that date) shall be added to the portion of the Participant's Individual Account invested in the Company Stock Fund in the ratio that the number of said shares of stock held in each Participant's Individual Accounts as of the preceding Valuation Date (as adjusted for any distributions or withdrawals since that date) bears to the total number of said shares of stock held in all Participants' Individual Accounts as of the preceding Valuation Date as so adjusted; (ii) any remaining dividends and other earnings of the Company Stock Fund since the preceding Valuation Date shall be added to the Individual Accounts of each Participant in the Company Stock Fund in the ratio that the non-stock balance held in each Participant's Individual Account in the Company Stock Fund as of the preceding Valuation Date (as adjusted for any distributions or withdrawals since that date, one-half of the Matching Contributions and one-half of any Salary Redirection contributions added to such Individual Accounts in the Company Stock Fund since the preceding Valuation
                    Date) bears to the total non-stock balance in all Participant's Individual Accounts in the Company Stock Fund as of the preceding Valuation Date as so adjusted; and (iii) the shares of Vencor, Inc. common stock acquired with cash attributable to the Company Stock Fund since the preceding Valuation Date shall be added to each Participant's Individual Account in the Company Stock Fund in the ratio that the non-stock balance held in each Participant's Individual Account in the Company Stock Fund as of the preceding Valuation Date (as adjusted for any distributions, withdrawals, Matching Contributions, Salary Redirection contributions and earnings and dividends as of the current Valuation Date) bears to the total non-stock balance of all Participant's Individual Accounts in the Company Stock Fund as so adjusted and the cost of the shares so added shall be subtracted from the non-stock portion of the Participant's Individual Account held in the Company Stock Fund.

Section 4.4    TRUSTEE AND COMMITTEE JUDGMENT CONTROLS

               In determining the fair market value of the Trust Fund and of Individual Accounts, the Trustee shall exercise its best judgment, and all such determinations of value (in the absence of bad faith) shall be binding upon all Participants and their beneficiaries.

Section 4.5    MAXIMUM ADDITIONS

               Anything herein to the contrary notwithstanding, the total Annual Additions of a Participant for any Limitation Year when combined with any similar annual additions credited to the Participant for the same period from another qualified Defined Contribution Plan maintained by the Company, shall not exceed the lesser of the amounts determined pursuant to Section 4.5(a) or (b).

               (a) $30,000 or, if larger, 25% of the dollar limitation in effect under Code Section 415(b)(1)(A) determined by the Commissioner of Internal Revenue as of January 1 of each year to apply to the Limitation Year ending with or within that calendar year; or

               (b) 25% of the Participant's compensation received from the Company for such Limitation Year, as determined pursuant to
                    Section 415 of the Code.

               (c) In the event a Participant is covered by one or more Defined Contribution Plans maintained by the Company, the maximum annual additions as noted above shall be decreased in the last Defined Contribution Plan maintained by the Company in which he participated to ensure that all such plans will remain qualified under the Code.

Section 4.6    CORRECTIVE ADJUSTMENTS

               In the event that corrective adjustments in the Annual Addition to any Participant's Individual Account are required as the result of a reasonable error in estimating a Participant's compensation, the corrective adjustments shall be made pursuant to and in the order of the subsections in this Section.

               (a) The portion of the Participant's unmatched Salary Redirection made pursuant to Subsection 3.1(a) shall be returned by distribution to the Participant, with earnings thereon. Any amount so returned shall be disregarded for purposes of the tests in Sections 3.4 and 3.5.

             (b) The portion of the Participant's matched Salary Redirection made pursuant to Subsection 3.1(a) and his Matching Contributions shall be proportionally reduced to insure compliance with Section 4.5. Any affected Salary Redirection will be distributed to the Participant and shall not be considered for purposes of the tests in Sections 3.4 and 3.5. Any affected Matching Contributions shall be used to reduce future Matching Contributions.

             (c) The Participant's Profit Sharing Contribution shall be reduced to insure compliance with Section 4.5. Any such amount reduced shall be allocated as of the end of the next Plan Year among the Profit Sharing Contribution Accounts of all other Participants in the same manner as is indicated in Section 3.3.

Section 4.7  DEFINED CONTRIBUTION AND DEFINED BENEFIT PLAN FRACTION

             If a Participant is a participant in a Defined Benefit Plan maintained by the Company, the sum of his defined benefit plan fraction and his defined contribution plan fraction for any Limitation Year may not exceed 1.0.

             (a) For purposes of this Section, the term "defined contribution plan fraction" shall mean a fraction the numerator of which is the sum of all of the Annual Additions of the Participant under this Plan and any other Defined Contribution Plan maintained by the Company as of the close of the Limitation Year and the denominator of which is the sum of the lesser of the following amounts determined for such Limitation Year and for each prior Limitation Year of employment with the Company:

                 (1) the product of 1.25 multiplied by the dollar limitation in effect under Section 415(c)(1)(A) of the Code; or

                 (2) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(c)(1)(B) with respect to each individual under the Plan for such Limitation Year.

             (b) For purposes of this Section, the term "defined benefit plan fraction" shall mean a fraction, the numerator of which is the Participant's projected annual benefit (as defined in the Defined Benefit Plan) determined as of the close of the Limitation Year and the denominator of which is the lesser of:

                (1) the product of 1.25 multiplied by the dollar limitation in effect pursuant to Section 415(b)(1)(A) of the Code for such Limitation year; or

                (2) the product of 1.4 multiplied by the amount which may be taken into account pursuant to Section 415(b)(1)(B) of the Code with respect to each individual under the Plan for such Limitation year.

          (c) The limitation on aggregate benefits from a Defined Benefit Plan and a Defined Contribution Plan which is contained in Section 2004 of ERISA, as amended, shall be complied with by a reduction (if necessary) in the Participant's benefits under the Defined Benefit Plan.

ARTICLE 5

DISTRIBUTIONS

Section 5.1  NORMAL RETIREMENT

             When a Participant lives to his Normal Retirement Date and retires, he shall become entitled to the full value of his Individual Account as soon as practicable after the distribution forms are completed (or their time for completion has elapsed), at a value determined as of the date the distribution check is prepared.

Section 5.2  LATE RETIREMENT

             A Participant may continue his employment past his Normal Retirement Date on a year to year basis. He shall continue to be an active Participant under the Plan. Upon his actual retirement, he shall become entitled to the full value of his Individual Account as soon as practicable after the distribution forms are completed (or their time for completion has elapsed), at a value determined as of the date of distribution check is prepared.

Section 5.3  DEATH

             If a Participant dies while an active Participant under the Plan, his Beneficiary shall be entitled to the full value of his Individual Account as soon as practicable after the distribution forms are completed (or their time for completion has elapsed), at a value determined as of the date of distribution check is prepared.

Section 5.4  [INTENTIONALLY LEFT BLANK]

Section 5.5  TERMINATION OF EMPLOYMENT

             (a) Any Participant with an Individual Account in the Plan as of
                 December 31, 1997 shall be 100% vested in the entire Account as of that date, and upon termination of employment for any reason a Participant shall be entitled to a benefit equal to the balance of his Individual Account as soon as practicable after the distribution forms are completed, at a value determined as of the date of distribution check is prepared.

             (b) A Participant shall always be 100% vested in the balance of his
                 Salary Redirection Account.

          (c) A Participant who terminated employment prior to December 31, 1997 with a zero percent vested percentage was deemed to have received a distribution on the date he terminates employment pursuant to the Original Plan. If a Participant received a distribution of the vested portion of his Individual Account prior to incurring five consecutive Breaks in Service (or said Participant was zero percent vested in his Individual Account), the non-vested balance of such terminated Participant's Individual Account was forfeited as of the date he received or was deemed to receive said distribution. If a Participant who has received a distribution (or deemed distribution) is later rehired before the period described in subsection 5.5(d) below, the Participant need not repay the distributed amount, but his Account shall automatically have the forfeited amount restored at the earlier of (1) the last day of the Plan Year in which the Participant is rehired, or (2) the date of a subsequent termination of employment. Restoration of a forfeiture will come from a special Employer Contribution.

          (d) A terminated Participant who is reemployed and again becomes a Participant after incurring five or more consecutive Breaks in Service shall not have any amount forfeited pursuant to this Section restored to his Individual Account.

          (e) Notwithstanding anything to the contrary in this Section 5.5 or in Section 5.6(a), no portion of a Participant's Individual Account shall be distributed to him until the participant has separated from service within the meaning of Code Section 401(k)(2)(B), unless the distribution is in connection with an event described in Code Section 401(k)(10) and the Treasury Regulations under that Section.

Section 5.6  COMMENCEMENT OF BENEFITS

             (a) Any benefits payable under this Article shall be paid as soon as reasonably possible following the actual date of severance, at the value determined as of the Valuation Date coincident with or immediately preceding receipt of properly completed distribution forms from the Participant, subject to the Participant's consent if his actual date of severance is prior to Normal Retirement Age and subject to Subsection 5.7(a). In no event, however, shall payment begin beyond 60 days after the last day of the Plan Year in which occurs the latest of (i) the Participant's reaching Normal Retirement Age; (ii) the 10th anniversary of the date the Employee became a Participant; or
                 (iii) termination of the Participant's employment. Notwithstanding anything in the Plan to the contrary and notwithstanding the Participant's lack of consent, benefits under this Plan shall be paid as soon as reasonably possible following the later of the Participant's actual date of severance or his Normal Retirement Date.

             (b) Except as required in this Section for a Participant who has an
                 Individual Account to which Section 5.7(b) or Section 5.6(c) applies, a Participant may defer distribution to a subsequent date. If the Participant does not consent to a distribution as provided above, such distribution shall be made based on the value of the Individual Account as of the date the check for the distribution is prepared and shall be delivered as soon as reasonably practical after notice to the Committee of the election to receive a distribution.

             (c) Notwithstanding any other provisions of the Plan, the payment of a Participant's benefits hereunder shall begin no later than the April 1 following the calendar year in which the Participant has both attained age 70 1/2 and has retired, provided that for 5% owners as defined in Section 416 of the Code, distribution must begin by April 1 following the calendar year in which the Participant attains age 70 1/2, regardless of whether the Participant has retired; and further provided that, if the Internal Revenue Service in regulations or other pronouncements provides that eliminating the automatic distribution from this Plan beginning after age 70 1/2 for a non-5% owner who has not yet separated from service is a prohibited cut-back of benefits, then a Participant shall have the option to take a lump sum distribution even while employed, at the April 1 following attainment of age 70 1/2, if the Participant so elects in writing, and, if so elected, shall receive a distribution on or before

                 December 31 of the year after attainment of age 70 1/2, and again each year thereafter while still employed, shall receive a similar distribution of all amounts accrued in Accounts of the Participant since the last such distribution.

             (d) Notwithstanding anything in the Plan to the contrary, any benefit payable to an alternate payee pursuant to a qualified domestic relations order, as defined in Section 414(p) of the Code, shall be paid as soon as administratively possible following the determination that the order meets the requirements of Section 414(p) of the Code.

             (e) Notwithstanding anything in the Plan to the contrary, in the event a Participant terminates employment for any reason and recommences employment prior to distribution of his entire vested account in the Plan, the undistributed portion of his vested account shall remain in the Plan until his account again becomes distributable due to a subsequent termination.

Section 5.7  METHODS OF PAYMENT

             (a) Subject to Sections 5.11 and 5.12, a Participant or Beneficiary
                 shall elect a distribution of the Individual Account in (i) a single lump sum payment in cash, or (ii) in monthly, quarterly or annual cash installments for a period elected by the Participant which may not exceed the life expectancy of the Participant and his designated Beneficiary, or (iii) by purchase of an annuity providing for payments which extend over the life (or life expectancy) of the Participant (and the Participant's designated Beneficiary, if the Participant so elects). Notwithstanding the preceding sentence, a Participant who elects a lump sum distribution may request that the Company Stock Fund be distributed in kind provided that the Participant has at least 100 shares of Vencor, Inc. common stock in his Individual Account at the date of distribution. Any non-stock balance in his Company Stock Fund will be paid in cash and fractional shares will be paid in cash based on the fair market value of such fractional shares as of the day those shares liquidated or valued for distribution. In the event a Participant elects to receive his Company Stock Fund in cash, the shares of Vencor, Inc. stock as of the date of the distribution check is prepared will be converted to cash based on the fair market value of such shares as of such date. Except as provided in Section 5.7(c) or Section 5.11, no other manner of distribution shall be provided. The request by the Participant or the Beneficiary shall be in writing and shall be filed with the Committee. The Committee may not require a distribution without the consent of the Participant prior to his reaching Normal Retirement Age or, if the Participant is deceased, without the consent of his spouse, if the spouse is living and if the spouse is his Beneficiary, unless the vested value of the Individual Account is $3,500 or less. If the vested value of the Participant's Individual Account is $3,500 or less, the benefits payable will be paid as soon as reasonably possible following the actual date of severance, notwithstanding lack of consent. If the vested value of the Participant's Individual Account has been more than $3,500 at the time of any distribution, the value the Participant's Individual Account will be deemed to be more than $3,500 at the time of any subsequent distribution for purposes of the consent requirements of this Section.

             (b) If the Participant dies before distribution occurs, the
                 Participant's entire interest will be distributed no later than five years after the Participant's death, except, if the designated Beneficiary is the Participant's surviving spouse, the distribution must begin no later than the date on which the Participant would have attained age 65.

Section 5.8  BENEFITS TO MINORS AND INCOMPETENTS

             If any person entitled to receive payment under the Plan shall be a minor, the Committee, in its discretion, may dispose of such amount in any one or more of the ways specified in Subsections (a) through
             (c) of this Section.

             (a)   By payment thereof directly to such minor;

             (b)   By application thereof for benefit of such minor;

             (c) By payment thereof to either parent of such minor or to any adult person with whom such minor may at the time be living or to any person who shall be legally qualified and shall be acting as guardian of the person or the property of such minor; provided only that the parent or adult person to whom any amount shall be paid shall have advised the Committee in writing that he will hold or use such amount for the benefit of such minor.

             In the event that it shall be found that person entitled to receive payment under the Plan is physically or mentally incapable of personally receiving and giving a valid receipt for any payment due (unless prior claim therefor shall have been made by a duly qualified committee or other legal representative), such payment may be made to the spouse, son, daughter, parent, brother, sister or other person deemed by the Committee to have incurred expense for such person otherwise entitled to payment.

Section 5.9  UNCLAIMED BENEFITS

             (a) The Plan does not require either the Trustee or the Committee to search for, or ascertain the whereabouts of, any Participant or Beneficiary. The Committee, by certified mail addressed to his last known address of record with the Committee or the Employer, shall notify any Participant, or Beneficiary, that he is entitled to a distribution under this Plan. If the Participant, or Beneficiary, fails to claim his distributive share or make his whereabouts known in writing to the Committee within six months from the date of mailing of the notice, or before the termination or discontinuance of this Plan, whichever should first occur, the Committee shall thereafter treat the Participant's or Beneficiary's unclaimed payable Account as a Forfeiture. A Forfeiture under this Section shall occur when the Committee determines that the Participant or Beneficiary cannot be located, but not earlier than the end of the notice period, or if later, the earliest date applicable Treasury regulations would permit the Forfeiture.

             (b) If a Participant or Beneficiary who has incurred a forfeiture of his Account under this Section makes a claim, at any time, for his forfeited Account, the Committee shall restore the Participant's or Beneficiary's forfeited Account to the same dollar amount as the dollar amount of the Account forfeited, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. The Committee shall make the restoration during the Plan Year in which the Participant or Beneficiary makes the claim, first from the amount, if any, of forfeitures the Administrator otherwise would allocate for the Plan Year, then from the amount, if any, of the Trust net income or gain for the Plan Year and then from the amount, or additional amount, the Employer shall contribute to enable the Committee to make the required restoration. The Committee shall direct the Trustee to distribute the Participant's or Beneficiary's restored Account to him not later than 60 days after the close of the Plan Year in which the Committee restores the forfeited Account. The forfeiture provisions of this Section shall apply solely to the Participant's or to the Beneficiary's Account derived from Employer contributions.

Section 5.10  PARTICIPANT DIRECTED ROLLOVERS

              (a) This Section applies to distributions made on or after January
                  1, 1993. Notwithstanding any provision of the plan to the contrary that would otherwise limit a distributee's election under this Section, a distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

              (b) For purposes of this Section, an eligible rollover
                  distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of 10 years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

              (c) For purposes of this Section, an eligible retirement plan is an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in
                  Section 408(b) of the Code, an annuity plan described in
                  Section 403(a) of the Code, or a qualified trust described in
                  Section 401(a) of the Code, that accepts the distributee's eligible rollover distribution. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

              For purposes of this Section, a distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are distributees with regard to the interest of the spouse or former spouse.

              (d) A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

Section 5.11  JOINT AND SURVIVOR OPTIONS

              (a) QUALIFIED JOINT AND SURVIVOR ANNUITY. Except as otherwise provided below, unless an optional form of benefit is selected pursuant to a qualified election within the 90 day period ending on the date benefit payments would commence, a Participant's vested Individual Account will be paid in the form of a qualified joint and survivor annuity, and an unmarried Participant's benefit shall be paid in the form of a life annuity unless otherwise elected by the Participant. A qualified joint survivor annuity will not be applicable and this Section shall not apply if the following conditions are met:

                  (1) The Participant's vested Individual Account is payable in full, on the death of the Participant, to the Participant's surviving spouse, or if there is no surviving spouse, or if the surviving spouse has previously consented to the designation of a non-spouse Beneficiary in the manner prescribed under this Section, and

                  (2) Such Participant does not elect a payment of benefits in the form of a life annuity, and

                  (3) With respect to such Participant, such Plan is not a
                      direct or indirect transfer of a plan which is described in clause (i) or (ii) of Code Section 401(a)(11)(B), or

                  (4) If the distribution is subject to the terms and conditions contained in Section 5.7 concerning the distribution of vested Individual Accounts of $3,500 or less.

              (b) QUALIFIED PRERETIREMENT SURVIVOR ANNUITY. Except as otherwise provided in this Subsection, unless an optional form of benefit has been selected within the election period pursuant to a qualified election, if a Participant dies before benefits have commenced, then the Participant's vested Individual Account shall be applied toward the purchase of an annuity for the life of the surviving spouse. Benefits will not be required to be paid in the form of a PreRetirement survivor annuity if the following conditions are met:

                  (1) The Participant's vested Individual Account is payable in full, on the death of the Participant, to the Participant's surviving spouse, or if there is no surviving spouse, or if the surviving spouse has previously consented to the designation of a non-spouse Beneficiary in the manner prescribed under this Section, and

                  (2) Such Participant does not elect a payment of benefits in the form of a life annuity, and

                  (3) With respect to such Participant, such Plan is not a
                      direct or indirect transfer of a plan which is described in clause (i) or (ii) of Section 401(a)(11)(b) of the Code, and

                  (4) If the distribution is subject to the terms and conditions contained in Section 5.7 concerning the distribution of vested Individual Accounts of $3,500 or less.

              (c) ELECTION PERIOD shall mean, for purposes of this Section, the period which begins on the first day of the Plan Year in which the Participant attains age 35 and ends on the date of the Participant's death. If a Participant separates from service prior to the first day of the Plan Year in which age 35 is attained, with respect to the Individual Account as of the date of separation, the election period shall begin on the date of separation.

              (d) EARLY RETIREMENT AGE shall mean, for purposes of this Section, the earliest date on which, under the Plan, the Participant could elect to receive retirement benefits.

              (e) QUALIFIED ELECTION shall mean, for purposes of this Section, an election pursuant to this Subsection. A waiver of a qualified joint and survivor annuity or a qualified PreRetirement survivor annuity is permitted. The waiver must be in writing, must be executed by the Participant, must specify the Beneficiary and the optional form of benefit and must be consented to by the Participant's spouse. The spouse's consent to a waiver must be witnessed by a Plan representative or a notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of a Plan representative that such written consent may not be obtained because there is no spouse or the spouse cannot be located, a waiver will be deemed a qualified election. Any consent necessary under this provision will be valid only with respect to the spouse who signs the consent, or in the event of a deemed qualified election, the designated spouse. Additionally a revocation of a prior waiver may be made by a

                  Participant without the consent of the spouse at any time before the commencement of benefits. The number of revocations shall not be limited.

              (f) QUALIFIED JOINT AND SURVIVOR ANNUITY shall mean, for purposes of this Section, an annuity for the life of the Participant with a survivor annuity for the life of the spouse which is 50% of the amount of the annuity which is payable during the joint lives of the Participant and the spouse and which is the amount of benefit which can be purchased with the Participant's vested Individual Account.

              (g) QUALIFIED PRERETIREMENT SURVIVOR ANNUITY shall mean, for purposes of this Section, a survivor annuity for the life of the surviving spouse, the actuarial equivalent of which is not less than 50% of the Individual Account of the Participant as of the date of death, which may become payable as a result of the Participant's death prior to his Normal Retirement Date.

              (h) NOTICE REQUIREMENTS.

                  (1) In the case of a qualified joint and survivor annuity the
                      Committee shall provide each Participant no less than 30 days and no more than 90 day prior to the annuity starting date (or such other time as provided by regulations or other pronouncements), a written explanation of (i) the terms and conditions of a qualified joint and survivor annuity; (ii) the Participant's right to make and the effect of an election to waive the qualified joint and survivor annuity form of benefit; (iii) the rights of a Participant's spouse; and (iv) the right to make and the effect of a revocation of a previous election to waive the qualified joint and survivor annuity.

                  (2) In the case of a qualified PreRetirement survivor annuity the Committee shall provide each Participant within the period beginning on the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35, a written explanation of the qualified PreRetirement survivor annuity in such terms and in such manner as would be comparable to the explanation provided for meeting the requirement of a qualified joint and survivor annuity. If a Participant enters the Plan after the first day of the Plan Year in which the Participant attained age 32, the Committee shall provide notice no later than the close of the third Plan Year succeeding the entry of the Participant in the Plan.

                  (3) Notwithstanding the other requirements of this Section, the respective notices prescribed by this Section need not be given to a Participant if the Plan "fully subsidizes" the costs of a qualified joint and survivor annuity or qualified PreRetirement survivor annuity, and the Participant cannot elect another form of benefit. For purposes of this Section, the Plan fully subsidizes the costs of a benefit if under the Plan the failure to waive such benefit by a Participant would not result in a decrease in any plan benefits with respect to such Participant and would not result in increased contributions from the Participant.

     5.12 MINIMUM DISTRIBUTION REQUIREMENTS.

          (a) The Committee may not direct the Trustee to distribute the Participant's Individual Account, nor may the Participant elect to have the Trustee distribute his Individual Account, under a method of payment which, as of the "Required Beginning Date" (the date as determined under Section 5.6(c)) does not satisfy the minimum distribution requirements under Code Section 401(a)(9) and the applicable Treasury regulations. The minimum distribution for a calendar year equals the Participant's Individual Account as of the latest Valuation Date preceding the beginning of the calendar year divided by the Participant's life expectancy or, if applicable, the joint and last survivor expectancy of the Participant and his designated Beneficiary (as determined subject to the Code Section 401(a)(9) regulations). The Committee shall decrease the Participant's Individual Account, as determined on the relevant Valuation Date, by distributions made after the Valuation Date and by December 31 of the valuation calendar year. For purposes of this valuation, the Committee shall treat any portion of the minimum distribution for the first distribution calendar year made after the close of that year as a distribution occurring in that first distribution calendar year. In computing a minimum distribution, the Administrator shall use the unisex life expectancy multiples under Treasury Regulation Section 1.72-9. The Committee, only upon the Participant's written request, shall compute the minimum distribution for a calendar year subsequent to the first calendar year for which the Plan requires a minimum distribution by redetermining the applicable life expectancy. However, the Committee may not redetermine the joint life and last survivor expectancy of the Participant and a nonspouse designated Beneficiary in a manner which takes into account any adjustment to a life expectancy other than the Participant's life expectancy.

          (b) If the Participant's spouse is not his designated Beneficiary, a method of payment to the Participant (whether by Participant election or by Committee direction) may not provide more than incidental benefits to the Beneficiary. For Plan Years beginning after December 31, 1988, the Plan must satisfy the minimum distribution incidental benefit ("MDIB") requirement in the Treasury Regulations issued under Code Section 401(a)(9) for distributions made on or after the Participant's Required Beginning Date and before the Participant's death. To satisfy the MDIB requirement, the Committee shall compute the minimum distribution required by this Section 5.12 by substituting the applicable MDIB divisor for the applicable life expectancy factor, if the MDIB divisor is a lesser number. Following the Participant's death, the Committee shall compute the minimum distribution required by this Section 5.12 solely on the basis of the applicable life expectancy factor and shall disregard the MDIB factor. For Plan Years beginning prior to January 1, 1989, the Plan satisfies the incidental benefits requirement if the distributions to the Participant satisfied the MDIB requirement or if the present value of the retirement benefits payable solely to the Participant is greater than 50% of the present value of the total benefits payable to the Participant and his Beneficiaries. The Committee shall determine whether benefits to the Beneficiary are incidental as of the date the Trustee is to commence payment of the retirement benefits to the Participant, or as of any date the Trustee redetermines the payment period to the Participant.

          (c) The minimum distribution for the first distribution calendar year is due by the Participant's Required Beginning Date. The minimum distribution for each subsequent distribution calendar year, including the calendar year in which the Participant's Required Beginning Date falls, is due by December 31 of that year. If the Participant receives distribution in the form of a nontransferable annuity contract, the distribution satisfies this Section 5.12 if the contract complies with the requirements of Code Section 401(a)(9) and the applicable Treasury Regulations.

          (d) The method of distribution to the Participant's Beneficiary must satisfy Code Section 401(a)(9) and the applicable Treasury Regulations. If the Participant's death occurs after his Required Beginning Date or, if earlier, the date the Participant commences an irrevocable annuity pursuant to Section 5.7, the method of payment to the Beneficiary shall provide for completion of payment over a period which does not exceed the payment period which had commenced for the Participant. If the Participant's death occurs prior to his Required Beginning Date, and the Participant had not commenced an irrevocable annuity pursuant to Section 5.7, the method of payment to the Beneficiary, subject to Section 5.11, shall provide for completion of payment to the Beneficiary over a period not exceeding: (1) 5 years after the date of the Participant's death; or (2) if the Beneficiary is a designated Beneficiary, the designated Beneficiary's life expectancy. The Administrator may not direct payment of the Participant's Individual Account over a period described in clause (2) unless the Trustee will commence payment to the designated Beneficiary no later than the December 31 following the close of the calendar year in which the Participant's death occurred or, if later, and the designated Beneficiary is the Participant's surviving spouse, December 31 of the calendar year in which the Participant would have attained age 70 1/2. If the Trustee will make distribution in accordance with clause (2), the minimum distribution for a calendar year equals the Participant's Individual Account as of the latest Valuation Date preceding the beginning of the calendar year divided by the designated Beneficiary's life expectancy. The Committee shall use the unisex life expectancy multiples under Treasury Regulation Section 1.72-9 for purposes of applying this subsection. The Committee, only upon the written request of the Participant or of the Participant's surviving spouse, shall recalculate the life expectancy of the Participant's surviving spouse not more frequently than annually, but may not recalculate the life expectancy of a nonspouse Beneficiary after the Trustee commences payment to the Beneficiary. The Committee shall apply this subsection by treating any amount paid to the Participant's child, which becomes payable to the Participant's surviving spouse upon the child's attaining the age of majority, as paid to the Participant's surviving spouse. Upon the Beneficiary's written request, the Committee shall direct the Trustee to accelerate payment of all, or any portion, of the Participant's unpaid Individual Account, as soon as administratively practicable following the effective date of that request.

ARTICLE 6

WITHDRAWALS

Section 6.1  HARDSHIP WITHDRAWAL

             (a) Except as otherwise provided in this Section, and upon proper written application of a Participant made at least 30 days in advance of the withdrawal date, in such form as the Committee may specify, the Committee in its sole discretion may permit the Participant to withdraw a portion or all of the balance of his Salary Redirection Account and Prior Plan Salary Redirection Account, provided that earnings allocated to said account may not be withdrawn. Such withdrawal shall be based on the Valuation Date coincident with or immediately preceding the date of distribution and may not be less than $500.00, or if the amount of hardship exceeds $500.00 but the amount available for distribution is lower, the total amount available for distribution as a hardship withdrawal.

             (b) The reason for a withdrawal pursuant to this Section must be to enable the Participant to meet unusual or special situations in his financial affairs resulting in immediate and heavy financial needs of the Participant. Such situations shall be limited to:

                 (1) uninsured medical expenses (described in Code Section
                     213(d)) incurred by or needed to procure services for the Participant, the Participant's spouse or any dependents of the Participant (as defined in Code Section 152);

                 (2) purchase (excluding mortgage payments) of a principal
                     residence for the Participant;

                 (3) payment of tuition for the next 12 months of post-secondary education for the Participant, his or her spouse, children, or dependents;

                 (4) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

              (5) any additional items which may be added to the list of deemed immediate and heavy financial needs by the Commissioner of Internal Revenue through the publication of revenue rulings, notices, and other documents of general applicability.

              Any withdrawal hereunder may not exceed the amount required to meet the immediate financial need created, and provided further that such amount must not be reasonably available from other resources of the Participant.

          (c) The Committee may shorten the notice period if it finds it is administratively feasible. In granting or refusing any request for withdrawal or in shortening the notice period, the Committee shall apply uniform standards consistently and such discretionary power shall not be applied so as to discriminate in favor of Highly Compensated Employees.

          (d) The withdrawals under this Section shall in no way affect said Participant's continued participation in this Plan except by the reduction in account balances caused by such withdrawal.

          (e) A Participant shall present evidence to the Committee that the requested withdrawal is not in excess of the amount necessary to relieve the financial need of the Participant and that the need can not be satisfied from other resources that are reasonably available to the Participant. The determination by the Committee that the distribution will be necessary to satisfy an immediate and heavy financial need will be made on the basis of all relevant facts and circumstances. A distribution generally will be treated as necessary to satisfy a financial need if the Committee relies, without actual knowledge to the contrary, on the Participant's representation that the need cannot be relieved:

              1. through reimbursement of compensation by insurance or otherwise;

              2. by reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

              3.  by cessation of Salary Redirection under the Plan; or

              4. by other distributions or non-taxable loans from the plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

             For purposes of this Subsection, the Participant's resources shall be deemed to include those of his spouse and minor children that are reasonably available to the Participant.

Section 6.2  OTHER IN-SERVICE WITHDRAWALS

             Subject to sections 5.7, 5.11 and 5.12, upon proper written application in such manner and in such form as the Committee may specify, a Participant who has completed 10 years of participation in this Plan shall be permitted one time to withdraw up to 50% of the balance of his Profit Sharing and After-Tax Accounts (in the order provided in the original Plan) while employed, determined as of the Valuation Date coincident with or immediately preceding the date of application. Subject to Sections 5.7, 5.11 and 5.12, a Participant who has attained age 59 1/2, or any Participant with respect only to the After-tax Account, even if still employed, may elect to withdraw all or any part of his Individual Account once each Plan Year, determined as of the Valuation Date coincident with or immediately preceding the date of application.

Section 6.3  PARTICIPANT LOANS

             No Participant loans are permitted under this Plan. However, to the extent that the Original Plan has loans outstanding, the outstanding loan balance and accrued interest shall be segregated in the Participant's Individual Account until repaid. The loan shall be repaid and subject to the terms of the loan agreement, including the provisions of the Original Plan.

ARTICLE 7

FUNDING

Section 7.1  CONTRIBUTIONS

             Contributions by the Employer and by the Participants as provided for in Article 3 shall be paid over to the Trustee. All contributions by the Employer shall be irrevocable, except as herein provided, and may be used only for the exclusive benefit of the Participants and their Beneficiaries.

Section 7.2  TRUSTEE

             Vencor, Inc. has entered into an agreement dated as of October 6, 1998, with the Trustee whereunder the Trustee will receive, invest and administer trust fund contributions made under this Plan in accordance with the Trust Agreement, as a Master Trust with other plans maintained by Vencor, Inc.

             Such Trust Agreement is incorporated by reference as a part of the Plan, and the rights of all persons hereunder are subject to the terms of the Trust Agreement. The Trust Agreement specifically provides, among other things, for the investment and reinvestment of the Fund and the income thereof, the management of the Trust Fund, the responsibilities and immunities of the Trustee, removal of the Trustee and appointment of a successor, accounting by the Trustee and the disbursement of the Trust Fund.

             The Trustee shall, in accordance with the terms of such Trust Agreement, accept and receive all sums of money paid to it from time to time by the Employer, and shall hold, invest, reinvest, manage and administer such moneys and the increment, increase, earnings and income thereof as a trust fund for the exclusive benefit of the Participants and their Beneficiaries or the payment of reasonable expenses of administering the Plan.

             In the event that affiliated or subsidiary Employers become signatory hereto, completely independent records, allocations, and contributions shall be maintained for each Employer. The Trustee may invest all funds without segregating assets between or among signatory Employers.

ARTICLE 8

FIDUCIARIES

Section 8.1  GENERAL

             (a) Each Fiduciary who is allocated specific duties or responsibilities under the Plan or any Fiduciary who assumes such a position with the Plan shall discharge his duties solely in the interest of the Participants and Beneficiaries and for the exclusive purpose of providing such benefits as stipulated herein to such Participants and Beneficiaries, or defraying reasonable expenses of administering the Plan. Each Fiduciary, in carrying out such duties and responsibilities, shall act with the care, skill, prudence, and diligence under the circumstances then prevailing that a prudent man acting in a like capacity and familiar with such matters would use in exercising such authority or duties.

             (b) A Fiduciary may serve in more than one Fiduciary capacity and may employ one or more persons to render advice with regard to his Fiduciary responsibilities. If the Fiduciary is serving as such without compensation, all expenses reasonably incurred by such Fiduciary shall be paid from the Trust Fund or by the Employer.

             (c) A Fiduciary may allocate any of his responsibilities for the operation and administration of the Plan. In limitation of this right, a Fiduciary may not allocate any responsibilities as contained herein relating to the management or control of the Trust Fund except through the employment of an investment manager as provided in Section 8.3 of this Article and in the Trust Agreement relating to the Fund.

Section 8.2  EMPLOYER

             (a) Transitional Hospitals Corporation and related companies established and maintained the Plan for the benefit of their Employees and later became a member of the controlled group of Vencor, Inc. Vencor, Inc. now controls operation and administration of the Plan. Vencor, Inc., in accordance with specific provisions of the Plan, has delegated certain of these rights and obligations to the Trustee, and the Committee and these parties shall be solely responsible for these, and only these, delegated rights and obligations.

             (b) The Employer shall supply such full and timely information for all matters relating to the Plan as (a) the Committee, (b) the Trustee, and (c) the accountant engaged on behalf of the Plan by Vencor, Inc. may require for the effective discharge of their respective duties.

Section 8.3  TRUSTEE

             The Trustee, in accordance with the Trust Agreement, shall be a directed Trustee with respect to Trust Fund, except that the Committee may in its discretion employ the Trustee any time and from time to time as an investment manager (as defined in Section 3(38) of ERISA) with respect to all or a designated portion of the assets comprising the Trust Fund. The Committee or an investment manager so appointed shall have the exclusive authority or discretion to manage the Trust Fund.

Section 8.4  RETIREMENT COMMITTEE

             (a) The Board of Vencor, Inc. has appointed a Retirement Committee for all of the retirement plans of members of its controlled and affiliated group, such committee to be known as the Retirement Committee or Committee for purposes of this Plan. No compensation shall be paid members of the Committee from the Trust Fund for service on such Committee. The Committee shall choose from among its members a chairman and a secretary. Any action of the Committee shall be determined by the vote of a majority of its members. Either the chairman or the secretary may execute any certificate or written direction on behalf of the Committee.

             (b) Every decision and action of the Committee shall be valid if concurrence is by a majority of the members then in office, which concurrence may be had without a formal meeting.

             (c) In accordance with the provisions hereof, the Committee has been delegated certain administrative functions relating to the Plan with all powers necessary to enable it to properly carry out such duties. The Committee shall have no power in any way to modify, alter, add to or subtract from, any provisions of the Plan. The Committee shall have the power and authority in its sole, absolute and uncontrolled discretion to control and manage the operation and administration of the Plan and its investment and shall have all powers necessary to accomplish these purposes, and to make factual determinations regarding Participants and their accounts. The responsibility and authority of the Committee shall include, but shall not be limited to, (i) determining all questions relating to the eligibility of employees to participate; (ii) determining the amount and kind of benefits payable to any Participant, spouse or Beneficiary; (iii) establishing and reducing to writing and distributing to any Participant or Beneficiary a claims procedure and administering that procedure, including the processing and determination of all appeals thereunder and (iv) interpreting the provisions of the Plan including the publication of rules for the regulation of the Plan as in its sole, absolute and uncontrolled discretion are deemed necessary or advisable and which are not inconsistent with the express terms hereto the Code or ERISA, as amended. All disbursements by the Trustee, except for the ordinary expenses of administration of the Trust Fund or the reimbursement of reasonable expenses at the direction of Vencor, Inc., as provided herein, shall be made upon, and in accordance with, the written directions of the Committee. When the Committee is required in the performance of its duties hereunder to administer or construe, or to reach a determination, under any of the provisions of the Plan, it shall do so on a uniform, equitable and nondiscriminatory basis.

             (d) The Committee shall establish rules and procedures to be followed by the Participants and Beneficiaries in filing applications for benefits and for furnishing and verifying proofs necessary to establish age, service, and any other matters required in order to establish their rights to benefits in accordance with the Plan. Additionally, the Committee shall establish accounting procedures for the purpose of making all allocations, valuations and adjustments to Participants' accounts. Should the Committee determine that the strict application of its accounting procedures will not result in an equitable and nondiscriminatory allocation among the accounts of Participants, it may modify its procedures for the purpose of achieving an equitable and non-discriminatory allocation in accordance with the general concepts of the Plan, provided however that such adjustments to achieve equity shall not reduce the vested portion of a Participant's interest.

             (e) The Committee may employ such counsel, accountants, and other agents as it shall deem advisable. The Employer shall pay, or cause to be paid from the Trust Fund, the compensation of such counsel, accountants, and other agents and any other expenses incurred by the Committee in the administration of the Plan and Trust.

Section 8.5  CLAIMS PROCEDURES

          The Committee has delegated to the Human Resources Department (the "Claims Coordinator") the processing of all applications for benefits. Upon receipt by the Claims Coordinator of such an application, it shall determine all facts which are necessary to establish the right of an applicant to benefits under the provisions of the Plan and the amount thereof as herein provided. Upon request, the Claims Coordinator will afford the applicant the right of a hearing with respect to any finding of fact or determination. The applicant shall be notified in writing of any adverse decision with respect to his claim within 90 days after its submission. The notice shall be written in a manner calculated to be understood by the applicant and shall include the items specified in Section 8.5(a) through (d).

          (a) The specific reason or reasons for the denial;

          (b) Specific references to the pertinent Plan provisions on which the denial is based;
          (c) A description of any additional material or information necessary for the applicant to perfect the claim and an explanation why such material or information is necessary; and

          (d) An explanation of the Plan's claim review procedures.

          (e) If special circumstances require an extension of time for processing the initial claim, a written notice of the extension and the reason therefor shall be furnished to the claimant before the end of the initial 90 day period. In no event shall such extension exceed 90 days.

          (f) In the event a claim for benefits is denied or if the applicant has had no response to such claim within 90 days of its submission (in which case the claim for benefits shall be deemed to have been denied), the applicant or his duly authorized representative, at the applicant's sole expense, may appeal the denial to the Committee within 60 days of the receipt of written notice of denial or 60 days from the date such claim is deemed to be denied. In pursuing such appeal the applicant or his duly authorized representative:

              (1) May request in writing that the Committee review the denial;

              (2) May review pertinent documents; and

              (3) May submit issues and comments in writing.

             (g) The decision on review shall be made within 60 days of receipt of the request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered as soon as possible, but not later than 120 days after receipt of a request for review. If such an extension of time is required, written notice of the extension shall be furnished to the claimant before the end of the original 60 day period. The decision on review shall be made in writing, shall be written in a manner calculated to be understood by the claimant, and shall include specific references to the provisions of the Plan on which such denial is based. If the decision on review is not furnished within the time specified above, the claim shall be deemed denied on review.

Section 8.6  RECORDS

             All acts and determinations of the Claims Coordinator or the Committee shall be duly recorded by the Claims Coordinator or the secretary of the Committee thereof and all such records together with such other documents as may be necessary in exercising their duties under the Plan shall be preserved in the custody of such secretary. Such records and documents shall at all times be open for inspection and for the purpose of making copies by any person designated by Vencor, Inc. The Committee shall provide such timely information, resulting from the application of its responsibilities under the Plan, as needed by the Trustee and the accountant engaged on behalf of the Plan by Vencor, Inc., for the effective discharge of their respective duties.

ARTICLE 9

AMENDMENT AND TERMINATION OF THE PLAN

Section 9.1  AMENDMENT OF THE PLAN

             The Committee shall have the right at any time by action of the Board to modify, alter or amend the Plan in whole or in part; provided, however, that the duties, powers and liability of the Trustee hereunder shall not be increased without its written consent; and provided, further, that the amount of benefits which, at the time of any such modification, alteration or amendment, shall have accrued for any Participant, Former Participant or Beneficiary hereunder shall not be adversely affected thereby; and provided, further, that no such amendments shall have the effect of reverting to the Employer any part of the principal or income of the Trust Fund. No amendment to the Plan shall decrease the balance of a Participant's Individual Account or eliminate an optional form of distribution.

Section 9.2  TERMINATION OF THE PLAN

             The Employer expects to continue the Plan as a funding mechanism for past contributions indefinitely, but continuance is not assumed as a contractual obligation and Vencor, Inc. reserves the right at any time by action of the Board to terminate the Plan. Because future contributions to the Plan ceased as of January 1, 1998, each Participant affected thereby was then vested in the amount allocated to his Individual Account.

Section 9.3  RETURN OF CONTRIBUTIONS

             It is intended that this Plan shall be approved and qualified under the Code and Regulations issued thereunder with respect to employees' plans and trusts (1) so as to permit the Employers to deduct for federal income tax purposes the amounts of contributions to the Trust; (2) so that contributions so made and the income of the Trust Fund will not be taxable to Participants as income until received; (3) so that the income of the Trust Fund shall be exempt from federal income tax. In the event the Commissioner of Internal Revenue or his delegate rules that the deduction for all or a part of any Employer Contribution (or Salary Redirection) is not allowed, the Employers reserve the right to recover that portion or all of their contributions for which no deduction is allowed, provided such recovery is made within one year of the disallowance.

ARTICLE 10

MISCELLANEOUS

Section 10.1  GOVERNING LAW

              The Plan shall be construed, regulated and administered according to the laws of the Commonwealth of Kentucky, except in those areas preempted by the laws of the United States of America.

Section 10.2  CONSTRUCTION

              The headings and subheadings in the Plan have been inserted for convenience of reference only and shall not affect the construction of the provisions hereof. In any necessary construction the masculine shall include the feminine and the singular the plural, and vice versa.

Section 10.3  ADMINISTRATION EXPENSES

              The expenses of administering the Trust Fund and the Plan shall be paid from the Trust Fund, unless they are paid by the Employer.

Section 10.4  PARTICIPANT'S RIGHTS

              No Participant in the Plan shall acquire any right to be retained in the Employer's employ by virtue of the Plan, nor, upon his dismissal, or upon his voluntary termination of employment, shall he have any right or interest in and to the Trust Fund other than as specifically provided herein. The Employer shall not be liable for the payment of any benefit provided for herein; all benefits hereunder shall be payable only from the Trust Fund.

Section 10.5  NONASSIGNABILITY

              (a) The benefit or interest under the Plan and Trust of any person shall not be assignable or alienable by that person and shall not be subject to alienation by operation of law or legal process. The preceding sentence shall apply to the creation, assignment or recognition of any right to any benefit payable with respect to a Participant pursuant to a domestic relations order, unless such order is determined to be a qualified domestic relations order, as defined in Section 414(p) of the Code. A domestic relations order entered before January 1, 1985, shall be treated as a qualified domestic relations order if payment of benefits pursuant to the order has commenced as of such date, and may be treated as a qualified domestic relations order if payment of benefits is not commenced as of such date, even though the order does not satisfy the requirements of Section 414(p) of the Code.

          (b) This Plan specifically permits a distribution to an alternate payee under a qualified domestic relations order at any time, irrespective of whether the Participant has attained his earliest retirement age (as defined under Code Section 414(p)) under the Plan. A distribution to an alternate payee prior to the Participant's attainment of earliest retirement age is available only if: (a) the order specifies distribution at that time or permits an agreement between the Plan and the alternate payee to authorize an earlier distribution; and (b) if the present value of the alternate payee's benefits under the Plan exceeds $3,500, and the order requires, the alternate payee consents to any distribution occurring prior to the Participant's attainment of earliest retirement age. Nothing in this Section 10.5 gives a Participant a right to receive distribution at a time otherwise not permitted under the Plan nor does it permit the alternate payee to receive a form of payment not permitted under the Plan.

Section 10.6  MERGER, CONSOLIDATION OR TRANSFER

              In the event of the merger or consolidation of the Plan with another plan or transfer of assets or liabilities from the Plan to another plan, each then Participant or Beneficiary shall not, as a result of such event, be entitled on the day following such merger, consolidation or transfer under the termination of the Plan provisions to a lesser benefit than the benefit he was entitled to on the date prior to the merger, consolidation or transfer if the Plan had then terminated.

Section 10.7  COUNTERPARTS

              The Plan and the Trust Agreement may be executed in any number of counterparts, each of which shall constitute but one and the same instrument and may be sufficiently evidenced by any one counterpart.

Section 10.8  ADMINISTRATIVE MISTAKE

              If the Committee discovers that a mistake has been made in crediting Salary Redirection Contributions or Employer Contributions, withholding Salary Redirection Contributions from a Participant's compensation, or crediting earnings to the account of any Participant, the Committee shall take any administrative action which it deems necessary or appropriate to remedy the mistake in question, and may request the Employer to make a special contribution to the account of the Participant where appropriate. If the Committee discovers that a mistake has been made in calculating the amount of any excess Salary Redirection or other contribution under Sections 3.4, 3.5 or 4.6, or earnings on such excess amount, which amount is required to be distributed to a Participant, the Committee shall take such administrative action as it deems necessary or appropriate to remedy the mistake in question.

ARTICLE 11

TOP HEAVY PLAN PROVISIONS

Section 11.1  GENERAL

              Notwithstanding anything in the Plan to the contrary, if this Plan when combined with all other plans required to be aggregated pursuant to Code Section 416(g) is deemed to be a top-heavy plan for any Plan Year, the provisions of this Article shall apply to such Plan Year.

Section 11.2  MINIMUM CONTRIBUTION

              Regardless of hours worked, each active Participant who is not a Key Employee shall be entitled to a minimum allocation of contributions and forfeitures equal to the lesser of (i) three percent (3%) of the Participant's Compensation for the Plan Year; and (ii) provided that the Plan is not part of a Required Aggregation Group with a Defined Benefit Plan because the Plan enables the Defined Benefit Plan to meet the requirements of Code
              Section 401(a)(4) or 410, the highest percentage of Compensation contributed on behalf of, plus forfeitures allocated to, a Key Employee. In the case of a Participant who is also a participant in a defined benefit plan maintained by the Employer, the minimum accrued benefit provided in the defined benefit plan pursuant to Code Section 416(c)(1) equal to two percent of the Participant's average monthly compensation for the five consecutive years when his aggregate compensation was highest multiplied by his years of credited service up to ten years for each plan year in which the Plan is top heavy, shall be the only minimum benefit for both that plan and this Plan, and the minimum allocation described above shall not apply.

Section 11.3  SUPER TOP HEAVY PLAN

              The multiplier of 1.25 in Section 4.7 shall be reduced to 1.0 unless (i) all plans of the Required Aggregation Group or the Permissive Aggregation Group, when aggregated, are 90% or less top heavy, and (ii) the minimum accrued benefit referenced in clause
              (i) of Section 11.2 is modified by substituting three percent with four percent. In the case of each Participant who is also a participant in a defined benefit plan maintained by the Employer, the minimum accrued benefit provided in the defined benefit plan pursuant to Code Sections 416(c)(1) and 416(h) equal to three percent of the Participant's average monthly compensation for the five highest consecutive years when his aggregate compensation was highest multiplied by his years of credited service up to ten years for each plan year in which the Plan is top heavy shall be the only minimum benefit for both that plan and this Plan, and the minimum allocation described above shall not apply.

Section 11.4  [INTENTIONALLY LEFT BLANK]

Section 11.5  COMPENSATION

              For purposes of this Article, compensation shall have the same meaning as assigned to it by Code Section 415 and shall be limited to such amount as required by Code Section 401(a)(17).

ARTICLE 12

PROVISIONS RELATED TO EMPLOYERS INCLUDED IN THE PLAN

Section 12.1 GENERAL. Any Employer that adopted the Original Plan shall be a "Participating Employer." Each Participating Employer shall be subject to the terms and conditions of this Plan as in effect at the effective date of adoption by the Participating Employer and as subsequently amended from time to time by Vencor, Inc. Unless the context of the Plan clearly indicates to the contrary, the terms "Company" and "Employer" shall be deemed to include each Participating Employer as relates to its adoption of the Plan. When an entity ceases to be an "Employer" because it is no longer part of the Company, the entity shall cease to be a Participating Employer. Section 12.4 shall not apply to such cessation.

Section 12.2 SINGLE PLAN. This Plan shall be deemed to be a single plan of all Employers that have adopted this Plan. Employer contributions shall not be accounted for separately, and all Plan assets shall be available to pay benefits to all Participants and their Beneficiaries. Employees may be transferred among Participating Employer or employed simultaneously by more than one Participating Employer, and no such transfer or simultaneous employment shall effect a termination of employment.

Section 12.3 VENCOR, INC. AS AGENT. Each Participating Employer shall be deemed to have designated irrevocably Vencor, Inc. as its sole agent (1) for all purposes under Section 8 (including fixing the number of members of, and the appointment and removal of, the Committee); and (2) with respect to all its relations with the Trustee (including the Trustee's appointment and removal, and fixing the number of Trustees). The Committee shall make any and all rules and regulations which it shall deem necessary or appropriate to effectuate the purpose of this Article 12, and such rules and regulations shall be binding upon the Participating Employers, the Participants and Beneficiaries.

Section 12.4 WITHDRAWAL OF EMPLOYER. Any Participating Employer may withdraw its participation in the Plan by giving written notice to the Administrator stating that it has adopted a separate plan. The notice shall be given at least six months prior to a designated Valuation Date, unless the Committee shall accept a shorter period of notification. Upon request of the withdrawing Participating Employer, the Committee may, but shall not be obligated to, instruct the Trustee to transfer the withdrawing Participating Employer's interest in the Fund to the Participating Employer's separate plan in accordance with the following rules: Promptly after the Valuation Date as of which the transfer is to occur, the Committee, shall establish the withdrawing Participating Employer's interest in the Trust Fund, after a reduction for fees and other expenses related to the Participating Employer's withdrawal. The Trustee shall then, in accordance with the Committee's instructions, transfer the withdrawing Participating Employer's interest in the Fund to the trustee or other funding agent of the Participating Employer's separate plan. Neither the Trustee nor the Committee shall be obligated to transfer or direct the transfer of assets under this Article until they are satisfied as to all matters pertaining to the transfer, including, but not limited to, the tax qualification of the plan into which the transfer will be made. The Committee and the Trustee may rely fully on the representations and instructions of the withdrawing Participating Employer and shall be fully protected and discharged with respect to any transfer made in accordance with such representations or instructions. Any transfer of assets in accordance with this Article shall constitute a complete discharge of responsibility of other Employers, Vencor, Inc. and the Trustee without any responsibility on their part collectively or individually to see to the application thereof. The Committee in its sole discretion shall have the right to transfer the withdrawing Participating Employer's interest in the Fund to the new plan in the form of installments, in cash, or in cash and kind and over a period of time not to exceed one year following the designated Valuation Date as of which the transfer is to occur. Any assets which are invested in accordance with an investment contract or agreement which by its terms precludes the realization upon and distribution of such assets for a stated period of time shall continue to be held by the Trustee under the terms and conditions of this Plan until the expiration of such period, subject to the Committee's instructions. The Committee may in its sole discretion direct the Trustee to segregate the Accounts of all affected Participants into a separate fund to facilitate transfer, and the Committee may in its sole discretion direct the Trustee to invest the separate fund only in cash equivalent investments.

Section 12.5 TERMINATION OF PARTICIPATION. The Board of Directors of a Participating Employer may at any time terminate this Plan with respect to its Employees by adopting a resolution to that effect and delivering a certified copy to the Committee. The continuation of the Plan by the Participating Employers shall not be affected. The termination of the Plan with respect to a Participating Employer's Employees shall not effect a termination with respect to an Employee of another Participating Employer if such Employee was not employed by the terminating Participating Employer on the effective date of the termination, even though he may have been employed by the terminating Participating Employer at an earlier date, and shall not entitle a Participant to a distribution until an actual separation from service with the meaning prescribed under Code Section 401(k)(2)(B) has occurred, unless the distribution follows an event in Code

              Section 401(k)(10) and the Treasury Regulations thereunder. Any fees and other expenses related to a Participating Employer's termination shall be charged against the individual Accounts of the affected Participants, if not paid by the terminating Participating Employer.

SIGNATURES


     IN WITNESS WHEREOF, THE EMPLOYER HAS CAUSED THIS PLAN TO BE EXECUTED THIS _____ DAY OF _______________, 1998, BUT EFFECTIVE JANUARY 1, 1998.


                              VENCOR, INC.



                              BY
                                ---------------------------------------

                              Title:
                                    -----------------------------------